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TAXABLE BOND FUNDS REPORT


Short-Term Bond Fund [bullet] Intermediate Government Income Fund [bullet] Corporate Bond Fund [bullet] High Quality Bond Fund


SEMI-ANNUAL
REPORT

FOR THE SIX MONTHS
ENDED APRIL 30, 1998

CHAIRMAN'S
MESSAGE

Dear Shareholder:

      Enclosed is your performance report for the Galaxy Taxable Bond Funds, which covers the six months ended April 30, 1998. Inside, you will find a Market Overview describing the major economic and market trends in place during this time, as well as Portfolio Reviews explaining how Fleet Investment Advisors Inc. made the most of these trends. In the back of the report, there are separate financial statements for each Fund plus a list of Fund investments as of April 30, 1998.

      During the reporting period, bond prices fluctuated in a narrow range - as a tug-of war between stronger growth and lower inflation caused the Federal Reserve Board to leave interest rates unchanged. In this climate, bond returns were close to their historical norms. As in previous periods, however, bonds showed remarkable strength. In January 1998, yields for 30-year U.S. Treasury bonds hit the lowest level since their introduction in 1977 - the result of hope for a cut in interest rates, strong demand from foreign investors, and federal budget surplus promising low interest rates and shrinking Treasury supplies.

      Over the last 12 months, bonds returned nearly twice their average annual return of the past 70 years. During the same time, stocks returned four times their annual average. In such an unusual environment, the time-tested portfolio strategies of diversification and rebalancing may help preserve your gains.

      When you divide your portfolio among different types of assets, you may significantly reduce investment risk. With stock valuations still breaking record highs, many investors are using bonds to cushion their portfolios from a possible market correction. If you have a long-term diversification strategy, this may be a good time to see whether recent market changes - especially those for stocks - have altered your original allocations. Although many investors rebalance their portfolios once a year, the rapid market changes that have recently occurred may require that you rebalance more frequently. Your investment professional can help restore your portfolio to the allocations that suit your ultimate financial goals.

      If you have any questions about this report, or want more information about any Galaxy Funds or services, please call the Galaxy Information Center at 1-800-628-0414.


      Sincerely,


      /s/ Dwight E. Vicks, Jr.
      ---------------------------------
      Dwight E. Vicks, Jr.
      Chairman of the Board of Trustees

Mutual Funds:

[bullet] are not bank deposits
[bullet] are not FDIC insured
[bullet] are not obligations of Fleet Bank
[bullet] are not guaranteed by Fleet Bank
[bullet] are subject to investment risk including possible loss of principal amount invested

MARKET OVERVIEW

BOND MARKET OVERVIEW

By Fleet Investment Advisors Inc.

      Changing outlooks on inflation and the economy held interest rates in a narrow range for the six months ended April 30, 1998.
      Although economic growth was stronger than expected, inflation fell to its lowest level since 1986. With the expectation of slower growth from reduced trade with Asia, the Federal Reserve ("the Fed") left interest rates unchanged. At the end of the period, the yield for 30-year U.S. Treasury bonds was 5.95%. This represented a slight decline from the start of the period and the midpoint of the overall range.

Good Inflation News

      When the reporting period began, 30-year Treasuries were yielding 6.14%, and the annual rate of inflation was about 2.2%. During the fourth quarter of 1997, the gross domestic product ("GDP"), which measures the production of U.S. goods and services, increased at an annual rate of 3.7%. This was up from 3.1% in the third quarter and above the level of growth consistent with a neutral monetary policy. Although the labor market remained tight, and wage pressures crept forward, further improvements in productivity and an increasingly competitive pricing environment helped inflation fall to 1.7% by the end of the year.
      During this time, Asian economic troubles continued to worsen - suggesting a future slowdown in U.S. exports and growth. This outlook, combined with declining inflation, encouraged the Fed to shift its monetary policy into neutral and encouraged some investors to expect a cut in short-term rates. Meanwhile, the problems in Asia created a flight to quality and increased demand for dollar-denominated assets - which benefited U.S. securities. By the middle of January 1998, bond prices had gained enough to give 30-year Treasuries a yield of 5.69%, which was a 30-year low.



[SIDEBAR]
"Although economic growth was stronger than expected, inflation fell to its lowest level since 1986. With the expectation of slower growth from reduced trade with Asia, the Federal Reserve ("the Fed") left interest rates unchanged."
[END SIDEBAR]

[Bar Charts]

Performance At-A-Glance

Average Annual Returns as of April 30, 1998*
Trust Shares

Short-Term Bond Fund
Inception Date 12/30/91
2.58% Six Months*
6.46% 1 Year
6.26% 3 Years
4.99% 5 Years
5.39% Life of Fund

Intermediate Government Income Fund
Inception Date 9/1/88
2.97% Six Months*
8.69% 1 Year
7.23% 3 Years
4.78% 5 Years
7.41% Life of Fund

Corporate Bond Fund
Inception Date 12/12/94
3.05% Six Months*
9.42% 1 Year
7.70% 3 Years
8.68% 5 Years

High Quality Bond Fund
Inception Date 12/14/90
3.29%  Six Months*
10.68% 3 Years
8.79%  1 Year
6.38%  5 Years
8.16%  Life of Fund

*Six month returns are unannualized total returns.

MARKET OVERVIEW

      Initially, the turmoil in Asia seemed to stimulate U.S. growth through lower import prices and a flood of liquidity. A strong domestic stock market seemed to provide additional stimulation by creating wealth that encouraged stronger consumer spending. As support from the International Monetary Fund helped to stabilize Asian economies, U.S. growth accelerated to an estimated rate of 4.8% for the first quarter of 1998. Although declining energy prices helped inflation fall to a year-over-year rate of 1.4% by March, rising wages and housing activity made it clear that a rate cut was unlikely, and bond yields rebounded. In April, the Fed suggested it might have to raise rates to keep rising stock gains from overstimulating the economy.

Optimizing Market Changes
      As the economic problems in Asia worsened and investors became nervous about corporate earnings, prices for corporate bonds lagged those for Treasury issues.
      Corporates also suffered as low interest rates encouraged corporate financing, which increased supplies of new issues. Although corporates rebounded slightly in March and April, spreads between their yields and those for Treasuries remained wider than before the trouble in Asia started - especially yield spreads for longer maturities. In this environment we used Treasuries for most of the longer maturities in the Galaxy Taxable Bond Funds. We believe Treasuries are particularly attractive given the recent emergence of a federal budget surplus and upcoming changes in Treasury financing that should reduce overall supply.

[SIDEBAR]
"As support from the International Monetary Fund helped to stabilize Asian economies, U.S. growth accelerated to an estimated rate of 4.8% for the first quarter of 1998."
[END SIDEBAR]

[Bar Charts]

Performance At-A-Glance

Average Annual Returns as of April 30, 1998*
Retail A Shares**

Short-Term Bond Fund
Inception Date 12/30/91
-1.39%  Six Months*
 2.25%  1 Year
 4.69%  3 Years
 4.02%  5 Years
 4.62%  Life of Fund

Intermediate Government Income Fund
Inception Date 9/1/88
-1.06%  Six Months*
 4.30%  1 Year
 5.56%  3 Years
 3.77%  5 Years
 6.87%  Life of Fund

High Quality Bond Fund
Inception Date 12/14/90
0.68%  Six Months*
6.39%  1 Year
7.23%  3 Years
5.44%  5 Years
7.57%  Life of Fund

 *Six month returns are unannualized total returns.
**Return figures have been restated to include the effect of the maximum 3.75% front-end sales charge which became effective on December 1, 1995.

MARKET OVERVIEW

      Mortgage-backed securities performed well during the period, as their higher yields offset marginal price weakness from concerns about home loan refinancings. To reduce exposure to prepayment risk, we trimmed mortgage-backed securities from most of the Funds' portfolios over the period - especially issues with higher coupons.

Slower Growth Still Possible
      We believe Asia still has many problems that will take significant time to resolve and that have yet to fully impact our economy. It remains likely, therefore, that further deterioration in trade will continue to soften economic growth in 1998. Although inflationary pressures should moderate in this environment, we expect the Fed to remain alert to building pressures from wages and consumer demand. We think it is likely that the fixed-income market will continue to trade in a narrow range for a time - vacillating between higher yields when investors focus on domestic strength and lower yields when investors see disinflationary pressures from economic turmoil abroad. With sustained evidence of a softer economy we would expect interest rates to hit new lows.

[SIDEBAR]
"We think it is likely that the fixed-income market will continue to trade in a narrow range for a time - vacillating between higher yields when investors focus on domestic strength and lower yields when investors see disinflationary pressures from economic turmoil abroad."
[END SIDEBAR]

Performance At-A-Glance

[Bar Charts]

Average Annual Returns as of April 30, 1998*
Retail B Shares**

Short-Term Bond Fund
Inception Date 3/4/96
-2.85%  o
 2.13%  oo
 5.56%  ooo
 0.56%  oooo
 4.30%  ooooo
 6.54%  oooooo


High Quality Bond Fund
Inception Date 3/4/96
-2.05%  o
 2.13%  oo
 9.94%  ooo
 4.94%  oooo
 5.41%  ooooo
 4.09%  oooooo

       o Six month returns before contingent
         deferred sales charge deducted.*
      oo Six month returns after contingent deferred sales charge deducted as if shares were redeemed at end of period.*
     ooo One year returns before contingent
         deferred sales charge deducted.
    oooo One year returns after contingent deferred sales charge deducted as if shares were redeemed at end of period.
   ooooo Life of fund returns before contingent
         deferred sales charge deducted.
  oooooo Life of fund returns after contingent deferred sales charge deducted as if shares were redeemed at end of period.

 * Six month returns are unannualized total returns.
** Retail B Shares are subject to a 5.00% contingent deferred sales charge if shares are redeemed within the first year. The charge decreases to 4.00%, 3.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through sixth years, respectively. Retail B Shares automatically convert to Retail A Shares after six years. Total returns are from the date of inception.

PORTFOLIO REVIEWS


GALAXY SHORT-TERM BOND FUND

By Perry Vieth
Portfolio Manager
[Photo of Perry Vieth]
      In the last six months a fluctuating bond market brought many changes in spreads between yields of different fixed income instruments. By anticipating these changes, and emphasizing yields that were particularly attractive, we helped the Galaxy Short-Term Bond Fund take advantage of this climate.
      For the six months ended April 30, 1998, the Fund's Trust Shares earned a total return of 2.58%, and its Retail A Shares had a total return of 2.45% before deducting the 3.75% maximum front-end sales charge. During this time, the Fund's Retail B Shares had a total return of 2.13% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 2 for total returns after deducting the front-end sales charge and the chart on page 3 for total returns after deducting the contingent deferred sales charge.)
      Over the same six-month period, the average short-term bond fund tracked by Lipper Analytical Services ("Lipper") earned a total return of 2.66%, and the Lehman Brothers One-to-Three-Year Government Bond Index had a return of 2.87%.

Adding Yield
      In the third quarter of 1997, before the reporting period began, we had adopted a "barbelled" maturity structure for Fund investments that balanced issues maturing in two to three years with floating-rate securities whose coupons reset frequently. This gave the Fund extra income and price appreciation as interest rates fell in the fourth quarter of 1997. We further enhanced the Fund's yield at this time by adding investments in high-quality asset-backed and mortgage-backed securities.
      The Fund continued to earn good returns from its asset-backed securities, as well as from investments in short-term corporate issues. With interest rates at low levels, the prices for mortgage-backed securities weakened as homeowners refinanced their loans. Once prices for short-term mortgage-backed securities became attractive versus the future risk of home-loan prepayments, we made additional investments in this sector. In addition, we bought some high-quality corporate issues with longer maturities, which were available at attractive prices and yields, and traded issues within the asset-backed sector as we found new yield opportunities.
      When short-term instruments rallied at the start of April 1998, we took profits in some of the Fund's longer-term investments. This turned out to be a prudent move, as Federal Reserve Board (the "Fed") signals for higher interest rates caused prices to weaken in the weeks that followed. On April 30, 1998, when the reporting period ended, the portfolio had an average maturity of 5.5 years, and the Fund's Trust Shares had a 30-day Securities and Exchange Commission ("SEC") annualized yield of 6.02%. On the same date, Retail A Shares had a 30-day SEC annualized yield of 5.78%, and Retail B Shares had a 30-day annualized 30-day SEC yield of 5.80%.

Neutral Maturities
      We expect to keep the Fund's average

Galaxy Short-Term
Bond Fund

Distribution of Total Net Assets
as of April 30, 1998

[PIE CHART]
Foreign Bonds, Repurchase Agreements & Net Other Assets & Liabilities 9% U.S. Government & Agency Obligations 17%
Asset-Backed and Mortgage-Backed Securities  28%
Corporate Notes & Bonds  46%

Galaxy Short-Term Bond Fund
Growth of $10,000 investment*

[START DESCRIPTION OF LINE CHART]

$10,000 - $14,458    12/30/91 - 4/30/98
$ 9,625 - $13,313    12/30/91 - 4/30/98
$10,000 - $13,942    12/30/91 - 4/30/98
$10,000 - $10,654    12/30/91 - 4/30/98


[box] Lehman Brothers One to Three Year Government Bond Index
[box] Galaxy Short-Term Bond Fund-Retail A Shares
[box] Galaxy Short-Term Bond Fund-Trust Shares
[box] Galaxy Short-Term Bond Fund-Retail B Shares

[END DESCRIPTION OF LINE CHART]

*Since inception on 12/30/91 for Trust and Retail A Shares. Since inception on
 3/4/96 for Retail B Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for Retail B Shares reflect the deduction of the maximum 5.00% contingent deferred sales charge as if shares were redeemed on April 30, 1998. The Lehman Brothers One to Three Year Government Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.

PORTFOLIO REVIEWS


maturity near that of its benchmark for now. Although we believe Asia's economic problems will slow U.S. growth by the end of 1998, keeping inflation and interest rates low, short-term yields could move higher in the meantime if the Fed decides to boost rates or investors think this could happen.
      We feel the Fund's position in mortgage-backed securities is appropriate for the current level of interest rates, but may reduce this position if it looks like rates will fall. In the corporate sector, we plan to stay focused on high-quality securities, given the earnings uncertainty that slower growth could bring.

Perry Vieth became manager of the Galaxy Short-Term Bond Fund in March of 1996. He has managed fixed-income investments since 1986.

GALAXY INTERMEDIATE
GOVERNMENT INCOME FUND

By Marie Schofield
Portfolio Manager
[Photo of Marie Schofield]
      In the last six months, as in previous periods, our active duration discipline helped the Galaxy Intermediate Government Income Fund make the most of changes in bond yields. Under this strategy, which analyzes "real" (inflation-adjusted) yields of U.S. Treasury securities, we gave greater attention to longer-term investments when 30-year Treasury yields moved above 6%. By also increasing investments in Treasury securities during this time, we helped the Fund earn returns that compared well with other funds having similar investment objectives.
      For the six months ended April 30, 1998, the Fund's Trust Shares had a total return of 2.97%. Over the same time, the Fund's Retail A Shares had a total return of 2.83% before deducting the maximum 3.75% front-end sales charge. (Please see the chart on page 2 for total returns after deducting the front-end charge.)
      Those returns compare with a return of 2.97% for the average intermediate bond fund tracked by Lipper, and a return of 3.11% for the Lehman Brothers Intermediate Government/Corporate Bond Index. As of April 30, 1998, the Fund's Trust Shares had a 30-day SEC annualized yield of 5.83%, and its Retail A Shares had a 30-day SEC annualized yield of 5.60%.

Staying Long
      Since the spring of 1997, real (inflation-adjusted) yields have ranged between 4.0% and 4.5% -- a level that is attractive by historical norms. As a result, we have maintained positions in longer maturities, which gave the Fund added income and price appreciation when yields fell in the final months of 1997 and the first weeks of 1998. We continued to add longer maturities when 30-year Treasury yields topped 6% later in the period.
      We further improved Fund returns by lightening exposure to corporate issues, which underperformed as the Asian crisis raised concerns about the health of the U.S. corporate market. During the period we concentrated on maturities of less than three years. We felt this would insulate Fund performance from any further weakening in corporate prices.

Galaxy Intermediate
Government Income Fund
Growth of $10,000 investment*

[START DESCRIPTION OF LINE CHART]

$10,000 - $22,253    9/1/88 - 4/30/98
$ 9,625 - $19,006    9/1/88 - 4/30/98
$10,000 - $19,952    9/1/88 - 4/30/98

[box] Lehman Brothers Intermediate Government/Corporate Bond Index [box] Galaxy Intermediate Government Income Fund-Retail A Shares
[box] Galaxy Intermediate Government Income Fund-Trust Shares

[END DESCRIPTION OF LINE CHART]

*Since inception on 9/1/88. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.

Galaxy Intermediate Government
Income Fund

Distribution of Total Net Assets
as of April 30, 1998

Repurchase Agreements & Net Other Assets & Liabilities  1%
Asset-Backed and Mortgage-Backed Securities  8%
Corporate Notes & Bonds  15%
U.S. Government & Agency Obligations  76%

PORTFOLIO REVIEWS

      During the period we also reduced investments in mortgage-backed securities which fell from about 34% of Fund investments to about 29%, on continued concerns about the effect of low mortgage rates on home loan refinancing.

Investing for Low Inflation
      As talk of a rate hike by the Fed pushed 30-year Treasury yields above 6% in April, we again extended maturities. We believe this will serve the Fund well if growth slows as we expect, and inflation remains low. We expect that any move by the Fed to raise short-term rates would be moderate and benefit longer maturities as investors become more convinced that inflation will stay in check.
      Until the global economic outlook stabilizes, we plan to maintain a defensive investment strategy that blends short-maturity corporates and asset-backed securities with Treasuries and issues of U.S. government agencies that have intermediate and long maturities. To protect the Fund further against home-loan prepayments, we are emphasizing lower-coupon mortgage-backed securities, as well as collateralized mortgage obligations (CMOs) with prepayment protection and short average lives.

Marie Schofield became manager of the Galaxy Intermediate Government Income Fund in December of 1996. She has managed fixed-income investments since 1975.

GALAXY CORPORATE BOND FUND

By David Lindsay
Portfolio Manager
[Photo of David Lindsay]
      For much of the last six months, the prices of corporate bonds underperformed - as economic troubles in Asia threatened to curb U.S. exports and corporate earnings. Corporates also sagged as falling interest rates increased supplies of new issues. Corporates rebounded strongly between February and April of 1998, however, as the crisis in Asia stabilized temporarily, and concerns about earnings eased. While corporate prices underperformed prices for Treasury bonds slightly over the period, total returns for corporates were about the same as those for Treasuries - due to the greater yields that corporates offer.
      By stressing high-quality corporates during this time, with reduced exposure to trade with Asia and the U.S. economic cycle, we helped the Galaxy Corporate Bond Fund make the most of this environment. For the six months ended April 30, 1998, the Fund's Trust Shares earned a total return of 3.05%. That compares to returns of 3.20% for the average intermediate investment grade bond fund tracked by Lipper and 3.11% for the Lehman Brothers Intermediate Government/Corporate Bond Index. At the end of the period the Fund's Trust Shares had a 30-day SEC annualized yield of 6.13%.

Focus on Quality
      As concerns about earnings mounted at the end of 1997, we added Treasuries to the portfolio. To do this, we used the proceeds from maturing mortgage-backed securities, the sale of a railroad issue, and the sale of Yankee bonds. (Yankee bonds are dollar-denominated securities issued in the U.S. by foreign companies and corporations as well as supranational organizations like the World Bank.) We also bought a few corporate issues when their prices and yields were particularly attractive. The addition of Treasuries, and

Galaxy Corporate Bond Fund

Distribution of Total Net Assets as of April 30, 1998

Consumer Products 8%
Merchandising & Retail 6%
Industrial 6%
Manufacturing 6%
Finance 16%
U.S. Government & Agency Obligations 11%
Asset-Backed Securities 10%
Automobile Finance 8%
Foreign Bonds, Other Corporate Notes & Bonds &
Net Other Assets & Liabilities 29%

PORTFOLIO REVIEWS

our focus on higher-quality issues, helped the Fund optimize the bond rally that took place during this time.

      We continued to improve the quality of the Fund's investments in the first months of 1998 by trimming corporate positions in sectors that we thought could be vulnerable to slower growth-including metal, airline, railroad and paper firms. At the same time, we added investments in more defensive sectors such as foods, beverages, drugs and finance.

      As part of our movement to higher quality during the period, we increased positions in mortgage-backed securities. These issues became quite attractive once investors overreacted to high levels of mortgage prepayments. We also added high-quality asset-backed securities.

Staying Defensive
      We believe the extra emphasis on quality will serve the Fund well in months to come. If Asia's woes erode U.S. domestic growth and corporate earnings later this year, corporates may again underperform Treasuries. In this climate, we would expect corporates with good credit ratings from firms in more defensive industries to hold up better than lower-quality issues with cyclical exposure.
      Corporates could begin outperforming again in 1999, if growth improves at that time as we currently expect. In the meantime, we plan to maintain extra investments in mortgage-backed securities - watching for new investment opportunities in corporates that slower growth and lower interest rates might bring.

David Lindsay has managed the Galaxy Corporate Bond Fund since its inception in December of 1994. He has managed other fixed-income portfolios for Fleet Investment Advisors Inc. since 1986.

Galaxy Corporate
Bond Fund
Growth of $10,000 investment*

[START DESCRIPTION OF LINE CHART]

$10,000 - $13,058    12/12/94 - 4/30/98
$10,000 - $13,251    12/12/94 - 4/30/98


[box] Lehman Brothers Intermediate Government/Corporate Bond Index [box] Galaxy Corporate Bond Fund-Trust Shares

[END DESCRIPTION OF LINE CHART]

*Since inception on 12/12/94. The Lehman Brothers Intermediate
 Government/Corporate Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.

GALAXY HIGH QUALITY BOND FUND

By Marie Schofield
Portfolio Manager

      Historically, real (inflation-adjusted) yields of 4% or more for 30-year Treasury bonds have presented an attractive opportunity to lock in high-quality returns. With inflation below 2% in the last six months, long-term Treasuries have been attractive when their yields topped 6%. By purchasing long-term bonds at these times - and extending portfolio duration - we helped the Galaxy High Quality Bond perform well against funds with similar investment objectives.
      For the six months ended April 30, 1998, the Fund's Trust Shares had a total return of 3.29%. During the same time, its Retail A Shares had a total return of 3.22% before deducting the maximum 3.75% front-end sales charge, and its Retail B Shares had a total return of 2.95% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 2 for total returns after deducting the front-end charge and the chart on page 3 for total returns after deducting the contingent deferred sales charge.)
      By comparison, the average A-rated

Galaxy High Quality Bond Fund
Growth of $10,000 investment*

[START DESCRIPTION OF LINE CHART]

$10,000 - $19,671    12/14/90 - 4/30/98
$ 9,625 - $17,067    12/14/90 - 4/30/98
$10,000 - $17,839    12/14/90 - 4/30/98
$10,000 - $10,903    12/14/90 - 4/30/98

[box] Lehman Brothers Long-Term Government/Corporate Bond Index
[box] Galaxy High Quality Bond Fund-Retail A Shares
[box] Galaxy High Quality Bond Fund-Trust Shares
[box] Galaxy High Quality Bond Fund-Retail B Shares

[END DESCRIPTION OF LINE CHART]

*Since inception on 12/14/90 for Trust and Retail A Shares. Since inception on
 3/4/96 for Retail B Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for Retail B Shares reflect the deduction of the maximum 5.00% contingent deferred sales charge as if shares were redeemed on April 30, 1998. The Lehman Brothers Long-Term Government/Corporate Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.

PORTFOLIO REVIEWS

[PHOTO] Marie Schofield

corporate bond fund tracked by Lipper had a total return of 3.29% for the six-month period, and the Lehman Brothers Long-Term Government/Corporate Bond Index had a return of 4.91%.
      On April 30, 1998, the Fund's Trust Shares had a 30-day SEC annualized yield of 5.80%, and the Fund's Retail A Shares had a 30-day SEC annualized yield of 5.57%. On the same date, the Fund's Retail B Shares had a 30-day SEC annualized yield of 5.59%.

Making the Most of Low Inflation
      As in previous periods, we used our "active duration discipline" to choose investments for the Fund. This strategy uses many measurements, including the current level of real (inflation-adjusted) yields, to gauge the relative value of bond investments. When the period began, the average duration of Fund investments was about one-quarter year longer than the average duration of the Lehman Brothers Long-Term Government/Corporate Bond Index. This gave the Fund incremental income and price appreciation when yields fell between November 1997 and January 1998. We extended the Fund's duration later in the period, whenever 30-year Treasury yields topped 6%.
      Given the ongoing economic uncertainty that resulted from trouble in Asia, we trimmed investments in longer-term corporate bonds at the end of 1997 and focused on positions in short-term issues of high credit quality. At the same time, we increased our emphasis on longer-term Treasuries - which we thought would benefit from positive fundamentals that included: 1) an apparent surplus in the federal budget and 2) reduced supply resulting from Treasury refinancing initiatives. As corporates underperformed in the fourth quarter of 1997 and the first two months of 1998, we took advantage of attractive prices in the sector by using proceeds from sales of financial issues to make modest purchases of telecommunications, utility and consumer securities. Corporates outperformed Treasuries slightly in March and April, as the economy became stronger instead of weaker.
      With mortgage interest rates at their lowest levels in years, home-loan refinancing increased. To reduce the effect of these prepayments on Fund returns, we trimmed investments in mortgage-backed securities and restructured that part of the portfolio. While cutting mortgages to less than 20 percent of Fund assets, we gave greater attention to seasoned issues and securities with lower coupons.

Future Strategies
      We believe the Fund's investment mix will serve it well in the months ahead. Long-term issues should continue to benefit if inflation and interest rates remain low, as we expect. Even if further economic strength or wage pressures require the Fed to raise interest rates, we think such a move would be modest with minimal impact on longer term maturities. The Fund's focus on short- and long-term issues, at the expense of intermediate-term issues, should also prove beneficial if a flattening yield curve prompts slower growth and lower interest rates.
      If interest rates do ease, we may further reduce investments in mortgage-backed securities. As before, we will look for attractive opportunities in the corporate sector.

Marie Schofield has managed the Galaxy High Quality Bond Fund since March of 1996. She has managed fixed-income investments since 1975.

--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Investment returns and principal values will vary with market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Investment Adviser is presently waiving fees and/or reimbursing expenses and may revise or discontinue such practice at any time. Without such waivers and/or reimbursements, performance would be lower. Total return figures in this report include changes in share price, reinvestment of dividends and capital gains distributions and exclude the deduction of any contingent deferred sales charge unless otherwise indicated.

Galaxy High Quality
Bond Fund

Distribution of Total Net Assets
as of April 30, 1998

[Pie Chart]

Asset-Backed and Mortgage-Backed Securities  8%
Foreign Bond  1%
Corporate Notes & Bonds  38%
Repurchase Agreements & Net Other Assets & Liabilities  2%
U.S. Government & Agency Obligations  51%

THE GALAXY FUND

Short-Term Bond Fund
PORTFOLIO OF INVESTMENTS
April 30, 1998 (unaudited)

                                                                         Value
  Par Value                                                            (Note 2)
  ---------                                                            --------

CORPORATE NOTES AND BONDS - 45.91%

                     Finance - 24.65%

$       1,000,000    CIT Group Holdings, Inc.
                     Senior Notes, MTN
                     5.88%, 12/09/99 .............................   $   996,700
        2,000,000    Caterpillar Financial Services Corp.
                     Series F, MTN
                     6.74%, 04/05/00 .............................     2,027,500
        2,000,000    Caterpillar Financial Services Corp.
                     Series F, MTN
                     6.40%, 04/16/01 .............................     2,022,500
        1,000,000    Commercial Credit Co.
                     6.70%, 08/01/99 .............................     1,007,280
        3,000,000    Deere (John) Capital Corp.
                     6.30%, 06/01/99 .............................     3,009,000
        2,000,000    General Electric Capital Corp., MTN
                     5.92%, 04/03/01 .............................     1,992,500
        4,000,000    Keycorp Institutional Capital Corp.
                     6.63%, 06/15/29, Putable 06/01/99 (B) .......     4,023,200
        2,500,000    Pitney Bowes Credit Corp.
                     Series C, MTN
                     6.54%, 07/15/99 .............................     2,516,475
                                                                     -----------
                                                                      17,595,155
                                                                     -----------

                     Automobile Finance - 8.81%

        2,000,000    Ford Motor Credit Co.
                     6.38%, 10/06/00 .............................     2,017,500
        1,200,000    Ford Motor Credit Co.
                     5.75%, 01/25/01 .............................     1,192,500
        3,000,000    General Motors Acceptance Corp.
                     8.00%, 10/01/99 .............................     3,082,680
                                                                     -----------
                                                                       6,292,680
                                                                     -----------


                     Banking - 5.61%

        3,000,000    American Express Centurion Bank
                     5.73%, 07/12/99 (A) .........................     3,002,370
        1,000,000    Chase Manhattan Bank
                     5.88%, 08/04/99 .............................       998,750
                                                                     -----------
                                                                       4,001,120
                                                                     -----------

                     Utilities - 2.84%

        2,000,000    Florida Power Corp. , MTN
                     6.47%, 07/01/01 .............................     2,025,000
                                                                     -----------

                     Transportation - 2.58%

        1,820,000    Norfolk Southern Corp.
                     6.70%, 05/01/00 .............................     1,842,750
                                                                     -----------




                     Consumer Staples - 1.42%

$       1,000,000    Coca-Cola Enterprises, Inc.
                     7.00%, 11/15/99 .............................   $ 1,016,250
                                                                     -----------
                     Total Corporate Notes and Bonds .............    32,772,955
                     (Cost $32,710,420)                              -----------

ASSET-BACKED AND MORTGAGED-BACKED SECURITIES - 27.70%

        1,500,000    California Infrastructure
                     Southern California Edison
                     Series 1997-1, Class A-3
                     6.17%, 03/25/03 .............................     1,508,438
        1,000,000    California Infrastructure
                     Pacific Gas and Electric
                     Series 1997-1, Class A3
                     6.15%, 06/25/02 .............................     1,003,750
          250,000    California Infrastructure
                     Pacific Gas and Electric
                     Series 1997-1, Class A4
                     6.16%, 06/25/03 .............................       251,328
        1,000,000    Chase Manhattan Auto Owner Trust
                     Series 1998-A, Class A2
                     5.68%, 05/15/00 .............................       999,531
        4,000,000    Chemical Master Credit Card Trust I
                     Series 1995-2, Class A
                     6.23%, 06/15/03 .............................     4,025,000
          184,889    Green Tree Financial Corp.
                     Series 1996-4, Class A2
                     6.30%, 06/15/27 .............................       185,178
        2,000,000    Norwest Asset Securities Corp.
                     Series 1997-17, Class A1, CMO
                     6.75%, 11/25/27 .............................     2,003,125
        2,618,978    Prudential Home Mortgage Securities
                     Series 1996-7, Class A-1, CMO
                     6.75%, 06/25/11 .............................     2,622,251
        1,853,498    Prudential Home Mortgage Securities
                     Series 1993-38, Class A3, CMO
                     6.15%, 09/25/23 .............................     1,828,012
        2,323,162    Ryland Mortgage Securities Corp.
                     Series 1993-3, Class A, CMO
                     6.71%, 08/25/08 .............................     2,326,508
        3,000,000    Sears Credit Account Master Trust
                     Series 1996-2, Class A
                     6.50%, 10/15/03 .............................     3,020,610
                                                                     -----------
                     Total Asset-Backed and
                     Mortgage-Backed Securities ..................    19,773,731
                     (Cost $19,691,691)                              -----------


U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 16.73%

                     Federal National
                     Mortgage Association - 5.83%

        1,935,903    7.00%, 07/01/12, Pool #250993 ...............     1,971,581
        1,979,869    10.00%, 05/01/22, Pool #313544 ..............     2,192,329
                                                                     -----------
                                                                       4,163,910
                                                                     -----------

                       See Notes to Financial Statements.

THE GALAXY FUND


Short-Term Bond Fund
PORTFOLIO OF INVESTMENTS (continued)
April 30, 1998 (unaudited)

                                                                        Value
  Par Value                                                            (Note 2)
  ---------                                                            --------

                     Federal Home Loan
                     Mortgage Corporation - 2.99%

$       1,950,188    5.50%, 08/01/00, Pool # M80285 ..............   $ 1,920,389
          212,420    7.00%, 05/01/19, Pool # D29158 ..............       216,785
                                                                     -----------
                                                                       2,137,174
                                                                     -----------

                     Federal Home Loan Bank - 2.84%

        2,000,000    6.23%, 09/19/01 .............................     2,023,120
                                                                     -----------

                     Federal Farm Credit Bank - 2.83%

        2,000,000    6.10%, 09/24/01, MTN ........................     2,015,940
                                                                     -----------

                     U.S. Treasury Note - 2.24%

        1,500,000    7.88%, 08/15/01 .............................     1,599,150
                                                                     -----------
                     Total U.S. Government
                     and Agency Obligations ......................    11,939,294
                     (Cost $11,937,140)                              -----------

FOREIGN BONDS - 5.56%

        2,000,000    Province of Ontario, Series E, Euro MTN
                     6.00%, 11/18/99 .............................     2,005,800
        2,000,000    Xerox Credit Corp, Series E, Euro MTN
                     5.40%, 09/11/00 .............................     1,963,200
                                                                     -----------
                     Total Foreign Bonds .........................     3,969,000
                     (Cost $3,949,540)                               -----------

REPURCHASE AGREEMENT - 3.38%

$       2,413,027    Chase Manhattan Bank
                     5.45%, 05/01/98, dated 04/30/98
                     Repurchase Price $2,413,392
                     (Collateralized by U.S. Treasury Note
                     6.38%, due 04/30/98;
                     Total Par 2,365,000
                     Market Value $2,468,873) ....................   $ 2,413,027
                                                                     -----------
                     Total Repurchase Agreement ..................     2,413,027
                     (Cost $2,413,027)                               -----------


Total Investments - 99.28% .......................................    70,868,007
(Cost $70,701,818)                                                   -----------

Net Other Assets and Liabilities - 0.72% .........................       510,990
                                                                     -----------
Net Assets - 100.00% .............................................  $ 71,378,997
                                                                     ===========

----------------------------------------------
(A) Variable rate demand notes are payable upon not more than one, seven or thirty business days notice. Put bonds and notes have demand features which mature within one year.The interest rate shown reflects the rate in effect at April 30, 1998.
(B) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. At April 30, 1998, these securities amounted to $4,023,200 or 5.64% of net assets.
CMO  Collateralized Mortgage Obligation
MTN  Medium Term Note

                       See Notes to Financial Statements.

THE GALAXY FUND

Intermediate Government Income Fund
PORTFOLIO OF INVESTMENTS
April 30, 1998 (unaudited)

                                                                         Value
  Par Value                                                            (Note 2)
  ---------                                                            --------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 76.44%

                     U.S. Treasury Bonds - 22.58%

$       2,600,000    6.25%, 08/31/02 .............................  $  2,656,940
        6,000,000    11.13%, 08/15/03 ............................     7,464,060
        3,000,000    11.88%, 11/15/03 ............................     3,865,860
       13,000,000    10.75%, 08/15/05 ............................    16,814,590
        4,350,000    12.00%, 08/15/13 ............................     6,378,188
        8,000,000    7.50%, 11/15/16 .............................     9,311,360
        5,000,000    7.88%, 02/15/21 .............................     6,119,700
        4,000,000    6.88%, 08/15/25 .............................     4,449,200
        6,000,000    6.38%, 08/15/27 .............................     6,333,600
        1,560,000    6.13%, 11/15/27 .............................     1,597,690
                                                                    ------------
                                                                      64,991,188
                                                                    ------------

                     Federal National
                     Mortgage Association - 17.00%

       12,000,000    5.72%, 01/09/01, MTN ........................    11,975,160
        2,635,965    5.00%, 05/01/09, Pool # 326584 ..............     2,524,596
        5,810,602    6.00%, 10/01/09, Pool # 303344 ..............     5,758,829
            3,539    8.00%, 12/01/09, Pool # 313180 ..............         3,662
          153,022    6.00%, 01/01/11, Pool # 303728 ..............       151,228
          272,542    6.00%, 04/01/11, Pool # 344764 ..............       268,795
        3,945,380    6.00%, 04/01/11, Pool # 398072 ..............     3,891,131
        2,261,819    6.00%, 04/01/11, Pool # 338365 ..............     2,235,310
        2,289,886    6.00%, 05/01/11, Pool # 348318 ..............     2,258,400
        4,920,505    6.50%, 03/01/13, Pool # 251618 ..............     4,937,383
        6,250,000    6.00%, 04/01/13, Pool # 424327 ..............     6,158,188
        7,919,476    10.00%, 05/01/22, Pool # 313544 .............     8,769,315
                                                                    ------------
                                                                      48,931,997
                                                                    ------------

                     U.S. Treasury Notes - 13.09%

        4,000,000    8.88%, 05/15/00 .............................     4,255,240
        3,300,000    6.13%, 09/30/00 .............................     3,338,379
        1,750,000    7.25%, 08/15/04 .............................     1,890,490
        5,000,000    7.50%, 02/15/05 .............................     5,491,350
       13,240,000    7.00%, 07/15/06 .............................    14,290,859
        8,500,000    5.50%, 02/15/08 .............................     8,391,710
                                                                    ------------
                                                                      37,658,028
                                                                    ------------

                     U.S. Government-Backed Bonds - 11.17%

        5,000,000    State of Israel
                     Series 8-B
                     6.38%, 08/15/01 .............................     5,100,000
        6,450,000    State of Israel
                     Series 6-A
                     6.05%, 08/15/00 .............................     6,498,375
          750,000    State of Israel
                     Series 7-A
                     5.45%, 02/15/01 .............................       745,313
        4,830,000    State of Israel
                     Series 2C
                     5.63%, 09/15/03 .............................     4,775,663

                     U.S. Government-Backed Bonds (continued)

$       6,200,000    Private Export Funding Corp.
                     Series B
                     6.49%, 07/15/07 .............................  $  6,448,000
        8,409,244    Small Business Administration
                     Participation Certificates
                     Series SBIC-PS 1955-10B
                     7.25%, 05/10/05 .............................     8,587,940
                                                                    ------------
                                                                      32,155,291
                                                                    ------------

                     Federal Home Loan
                     Mortgage Corporation - 6.74%

        8,429,000    5.38%, 05/01/98 (A) .........................     8,429,000
        5,000,000    6.70%, 07/15/06, CMO ........................     5,053,100
        6,000,000    6.00%, 10/15/08, CMO ........................     5,923,080
                                                                    ------------
                                                                      19,405,180
                                                                    ------------

                     Government National
                     Mortgage Association - 5.86%

        7,580,152    6.50%, 07/15/09, Pool # 780357 ..............     7,663,003
        4,696,248    8.00%, 09/15/17, Pool # 780520 ..............     4,942,425
        4,159,723    7.38%, 04/20/22, Pool # 8956 ................     4,267,627
                                                                    ------------
                                                                      16,873,055
                                                                    ------------
                     Total U.S. Government
                     and Agency Obligations ......................   220,014,739
                     (Cost $218,615,665)                            ------------


CORPORATE NOTES AND BONDS - 15.47%

                     Finance - 5.96%

        7,000,000    CIT Group Holdings, Inc., Senior MTN
                     6.70%, 05/02/00 .............................     7,087,500
        5,000,000    Commercial Credit Co.
                     5.55%, 02/15/01 .............................     4,943,750
        5,000,000    Pitney Bowes Credit Corp.
                     Series C, MTN
                     6.78%, 07/16/01 .............................     5,112,500
                                                                    ------------
                                                                      17,143,750
                                                                    ------------

                     Banking - 4.73%

        7,500,000    Bank One Milwaukee
                     National Association, MTN
                     6.35%, 03/19/01 .............................     7,565,624
        6,000,000    NationsBank Texas
                     National Association, Senior Note,
                     6.35%, 03/15/01 .............................     6,045,000
                                                                    ------------
                                                                      13,610,624
                                                                    ------------

                     Automobile Finance - 3.90%

        2,100,000    Ford Motor Credit Co.
                     6.85%, 08/15/00 .............................     2,139,374


                     Automobile Finance (continued)

                       See Notes to Financial Statements.

THE GALAXY FUND

Intermediate Government Income Fund
PORTFOLIO OF INVESTMENTS (continued)
April 30, 1998 (unaudited)

                                                                         Value
      Par Value                                                        (Note 2)
      ---------                                                        --------
$       3,000,000    Ford Motor Credit Co.
                     6.38%, 10/06/00 .............................  $  3,026,250
        6,000,000    General Motors Acceptance Corp.
                     7.13%, 06/01/99 .............................     6,077,940
                                                                    ------------
                                                                      11,243,564
                                                                    ------------

                     Utilities - 0.88%

        2,500,000    Potomac Electric Power Co.
                     First Mortgage
                     6.25%, 10/15/07 .............................     2,531,250
                                                                    ------------
                     Total Corporate Notes and Bonds .............    44,529,188
                                                                    ------------


ASSET-BACKED AND MORTGAGE-BACKED SECURITIES - 7.70%

        2,700,000    California Infrastructure
                     Southern California Edison
                     Series 1997-1, Class A-3
                     6.17%, 03/25/03 ............................      2,715,187
          300,000    California Infrastructure
                     Pacific Gas and Electric
                     Series 1997-1, Class A-4
                     6.16%, 06/25/03 .............................       301,594
        6,000,000    Chemical Master Credit Card Trust I
                     Series 1996-1, Class A
                     5.55%, 09/15/03 .............................     5,930,580
        4,364,963    Prudential Home Mortgage Securities
                     Class 1996-7, Series A-1, CMO
                     6.75%, 06/25/11 .............................     4,370,418
        3,865,102    Rural Housing Trust
                     Series 1987-1, Class 1-D, CMO
                     6.33%, 04/01/26 .............................     3,857,024
        5,000,000    Signet Credit Card Master Trust
                     Series 1993-1, Class A
                     5.20%, 02/15/02 .............................     4,984,350
                                                                    ------------
                     Total Asset-Backed and
                     Mortgage-Backed Securities ..................    22,159,153
                     (Cost 22,060,166)                              ------------

REPURCHASE AGREEMENT - 2.24%

$       6,451,422    Chase Manhattan Bank
                     5.45%, 05/01/98, dated 04/30/98
                     Repurchase Price $6,452,399
                     (Collateralized by U.S. Treasury Note
                     6.75%, due 04/30/98;
                     Total Par $6,315,000
                     Market Value $6,592,361) ....................  $  6,451,422
                                                                    ------------

                     Total Repurchase Agreement ..................     6,451,422
                     (Cost $6,451,422)                              ------------

Total Investments - 101.85% ......................................   293,154,502
(Cost $290,730,362)                                                 ------------

Net Other Assets and Liabilities - (1.85)% .......................    (5,335,503)
                                                                    ------------
Net Assets - 100.00% .............................................  $287,818,999
                                                                    ============

---------------------------------------
(A) Discount yield at time of purchase.
CMO Collateralized Mortgage Obligation
MTN Medium Term Note


                       See Notes to Financial Statements.

THE GALAXY FUND

Corporate Bond Fund
PORTFOLIO OF INVESTMENTS
April 30, 1998 (unaudited)

                                                                        Value
      Par Value                                                        (Note 2)
      ---------                                                        --------
CORPORATE NOTES AND BONDS - 72.48%

                     Finance - 15.97%

$         600,000    Ameritech Capital Funding Corp.
                     Debenture
                     7.50%, 04/01/05 .............................   $   643,500
        1,000,000    Caterpillar Financial Services Corp.
                     Series E, MTN
                     6.87%, 11/30/99 .............................     1,011,290
        1,000,000    Commercial Credit Co., Debenture
                     9.60%, 05/15/99 .............................     1,034,910
          750,000    Commercial Credit Co.
                     6.70%, 08/01/99 .............................       755,460
          500,000    Dean Witter Discover & Co.
                     6.75%, 08/15/00 .............................       508,750
          600,000    Dow Capital BV
                     Yankee Debenture
                     9.00%, 05/15/10 .............................       724,500
          600,000    Fletcher Challenge Financial USA, Inc.
                     Debenture
                     9.80%, 06/15/98 .............................       602,562
          350,000    Great Western Financial Corp.
                     6.13%, 06/15/98 .............................       350,000
        1,000,000    Keycorp Institutional Capital Corp.,
                     Series A
                     6.63%, 06/15/29 (B) .........................     1,005,800
          390,000    Norwest Financial Inc., Senior Note
                     5.13%, 04/15/00 .............................       384,638
        1,000,000    Norwest Financial Inc., Senior Note
                     6.88%, 06/15/00 .............................     1,018,750
        2,400,000    Paccar Financial Corp., Senior Note
                     Series H, MTN
                     5.86%, 03/15/01 .............................     2,385,000
        1,000,000    Pitney Bowes Credit Corp.
                     Series C, MTN
                     6.54%, 07/15/99 .............................     1,006,590
        1,000,000    Pitney Bowes Credit Corp.
                     5.65%, 01/15/03 .............................       983,750
          300,000    Travelers Group, Inc.
                     6.13%, 06/15/00 .............................       301,125
          250,000    Travelers Group, Inc.
                     6.63%, 09/15/05 .............................       255,312
        1,000,000    Travelers Group, Inc.
                     6.88%, 06/01/25 .............................     1,036,250
          180,000    USL Capital Corp., Senior Note
                     8.13%, 02/15/00 .............................       186,525
                                                                     -----------
                                                                      14,194,712
                                                                     -----------

                     Consumer Products - 8.15%

        1,000,000    Disney (Walt) Co.
                     6.75%, 03/30/06 .............................     1,036,250
        2,100,000    Hershey Foods Corp., Debenture
                     7.20%, 08/15/27 .............................     2,241,750
        1,000,000    McDonald's Corp., Senior MTN
                     5.95%, 01/15/08 .............................       981,250

                     Consumer Products (continued)

$       2,000,000    PepsiCo, Inc., MTN
                     5.75%, 01/01/03 .............................   $ 1,985,000
        1,000,000    Wendy's International, Inc., Debenture
                     7.00%, 12/15/25 .............................       998,750
                                                                     -----------
                                                                       7,243,000
                                                                     -----------

                     Automobile Finance - 7.77%

          950,000    Associates Corp. of North America
                     6.38%, 06/15/00 .............................       957,125
        1,000,000    Associates Corp. of North America
                     Senior Note
                     5.25%, 03/30/00 .............................       987,500
          500,000    Ford Motor Credit Co.
                     6.38%, 04/15/00 .............................       503,750
          500,000    Ford Motor Credit Co.
                     6.85%, 08/15/00 .............................       509,375
          500,000    Ford Motor Credit Co.
                     5.75%, 01/25/01 .............................       496,875
        1,000,000    Ford Motor Credit Co.
                     6.50%, 02/28/02 .............................     1,012,500
        1,800,000    General Motors Acceptance Corp., MTN
                     7.50%, 06/01/99 .............................     1,830,294
          160,000    General Motors Acceptance Corp.
                     Debenture
                     9.38%, 04/01/00 .............................       169,600
          200,000    General Motors Acceptance Corp.
                     Debenture
                     9.63%, 05/15/00 .............................       213,500
          200,000    General Motors Acceptance Corp.
                     9.63%, 12/15/01 .............................       222,500
                                                                     -----------
                                                                       6,903,019
                                                                     -----------

                     Industrial - 6.49%

        1,000,000    Coca-Cola Enterprises, Inc.
                     7.13%, 08/01/17 .............................     1,045,000
          650,000    Coca-Cola Enterprises, Inc.
                     6.70%, 10/15/36 .............................       674,375
          500,000    Crown Cork & Seal Co., Inc.
                     8.38%, 01/15/05 .............................       551,875
        1,000,000    International Business Machines Corp.
                     Debenture
                     6.22%, 08/01/27 .............................     1,016,250
        1,000,000    Mead Corp., Debenture
                     6.84%, 03/01/37 .............................     1,043,750
        1,000,000    Minnesota Mining & Manufacturing Co.
                     Debenture
                     6.38%, 02/15/28 .............................       982,500
          300,000    Seagram Co., Ltd., Yankee Note
                     6.50%, 04/01/03 .............................       303,000
          150,000    Whitman Corp.
                     6.50%, 02/01/06 .............................       149,063
                                                                     -----------
                                                                       5,765,813
                                                                     -----------

                       See Notes to Financial Statements.

THE GALAXY FUND

Corporate Bond Fund
PORTFOLIO OF INVESTMENTS (continued)
April 30, 1998 (unaudited)

                                                                         Value
      Par Value                                                        (Note 2)
      ---------                                                        --------
                     Manufacturing - 5.95%

$       1,000,000    International Paper Co.
                     7.63%, 08/01/04 .............................   $ 1,067,500
          500,000    Loral Corp., Senior Note
                     7.63%, 06/15/04 .............................       531,875
        1,500,000    Raytheon Co.
                     6.50%, 07/15/05 .............................     1,516,875
        1,000,000    Snap-On, Inc.
                     6.63%, 10/01/05 .............................     1,032,500
        1,000,000    Weyerhaeuser Co., Debenture
                     8.38%, 02/15/07 .............................     1,143,750
                                                                     -----------
                                                                       5,292,500
                                                                     -----------

                     Merchandising and Retail - 5.62%

        1,000,000    Dillard Department Stores Inc.
                     7.38%, 06/15/99 .............................     1,015,000
        1,000,000    Penney (J.C.) Co., Inc., MTN
                     6.38%, 09/15/00 .............................     1,005,000
          250,000    Penney (J.C.) Co., Inc., Debenture
                     9.05%, 03/01/01 .............................       267,500
          300,000    Sears Roebuck & Co., Series V, MTN
                     9.31%, 07/24/98 .............................       301,959
        2,250,000    Wal-Mart Stores, Inc.
                     8.63%, 04/01/01 .............................     2,410,313
                                                                     -----------
                                                                       4,999,772
                                                                     -----------

                     Utilities - 4.87%

          600,000    Alabama Power Co., First Mortgage
                     6.38%, 08/01/99 .............................       603,000
          300,000    Baltimore Gas & Electric Co.
                     First Mortgage
                     8.40%, 10/15/99 .............................       309,750
        1,000,000    Baltimore Gas & Electric Co., Mortgage
                     8.38%, 08/15/01 .............................     1,067,500
          865,000    Consolidated Natural Gas
                     6.80%, 12/15/27 .............................       870,406
        1,000,000    Potomac Electric Power Co.
                     First Mortgage
                     6.25%, 10/15/07 .............................     1,012,500
          200,000    Public Service Electric & Gas Co.
                     First Refunding Mortgage
                     7.63%, 02/01/00 .............................       205,250
          250,000    Virginia Electric & Power Co., MTN
                     9.40%, 05/27/99 .............................       257,813
                                                                     -----------
                                                                       4,326,219
                                                                     -----------

                     Banking - 4.50%

        1,000,000    Bank One Milwaukee
                     National Association, MTN
                     6.35%, 03/19/01 .............................     1,008,750
        2,000,000    Branch Banking & Trust Co., Senior Note
                     5.70%, 02/01/01 .............................     1,980,000

                     Banking (continued)

$         500,000    National City Bank of Kentucky
                     Subordinated Note
                     6.30%, 02/15/11 .............................   $   485,625
          500,000    SunTrust Bank, Atlanta
                     Subordinated Note
                     7.25%, 09/15/06 .............................       524,375
                                                                     -----------
                                                                       3,998,750
                                                                     -----------

                     Telephone and Telecommunications - 3.90%

          455,000    GTE California, Inc., Debenture
                     6.75%, 03/15/04 .............................       466,375
          350,000    GTE Corp., Debenture
                     9.38%, 12/01/00 .............................       375,813
          925,000    GTE Corp., Debenture
                     6.46%, 04/15/08 .............................       933,695
          200,000    GTE Corp., Debenture
                     6.84%, 04/15/18 .............................       199,750
          495,000    GTE South, Inc., Debenture
                     7.25%, 08/01/02 .............................       511,705
        1,000,000    GTE Southwest, Inc., Debenture
                     6.00%, 01/15/06 .............................       980,000
                                                                     -----------
                                                                       3,467,338
                                                                     -----------

                     Transportation - 2.94%

        1,000,000    Norfolk Southern Corp.
                     6.95%, 05/01/02 .............................     1,028,750
          300,000    Southwest Airlines Co.
                     8.00%, 03/01/05 .............................       327,750
          250,000    Union Pacific Corp.
                     7.60%, 05/01/05 .............................       264,375
        1,000,000    Union Pacific Corp.
                     6.40%, 02/01/06 .............................       991,250
                                                                     -----------
                                                                       2,612,125
                                                                     -----------

                     Oil, Gas, and Petroleum - 2.34%

          500,000    Atlantic Richfield Co., Debenture
                     10.88%, 07/15/05 ............................       632,500
        1,000,000    Burlington Resources, Inc., Debenture
                     6.88%, 02/15/26 .............................       992,500
          300,000    Enron Corp., Senior Note
                     10.00%, 06/01/98 ............................       300,750
          150,000    Unocal Corp., MTN, Debenture
                     9.25%, 08/02/99 .............................       155,813
                                                                     -----------
                                                                       2,081,563
                                                                     -----------

                     Insurance - 1.47%

        1,000,000    Hartford Financial Services Group, Inc.
                     6.38%, 11/01/02 .............................     1,003,750
          300,000    Torchmark Corp., Debenture
                     9.63%, 05/01/98 .............................       300,000
                                                                     -----------
                                                                       1,303,750
                                                                     -----------

                       See Notes to Financial Statements.

THE GALAXY FUND

Corporate Bond Fund
PORTFOLIO OF INVESTMENTS (continued)
April 30, 1998 (unaudited)

                                                                         Value
      Par Value                                                        (Note 2)
      ---------                                                        --------
                     Health Care - 1.30%

$         150,000    Becton Dickinson & Co., Debenture
                     8.80%, 03/01/01 .............................   $   160,500
        1,000,000    Merck & Co., Debenture
                     6.40%, 03/01/28 .............................       991,900
                                                                     -----------
                                                                       1,152,400
                                                                     -----------

                     Book Publishing - 1.21%

        1,000,000    New York Times Co.
                     7.63%, 03/15/05 .............................     1,075,000
                                                                     -----------
                     Total Corporate Notes and Bonds .............    64,415,961
                     (Cost 64,039,819)                               -----------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 10.83%

                     Federal National
                     Mortgage Association - 5.95%

          108,442    7.50%, 11/01/07, Pool # 188629 ..............       111,592
          122,836    5.00%, 08/01/10, Pool # 006893 ..............       115,312
                     Series A-1, CMO
          910,359    7.00%, 07/01/12, Pool # 250993 ..............       927,137
        3,463,433    6.00%, 11/01/23, Pool # 50940 ...............     3,360,603
          789,247    6.50%, 03/01/28, Pool # 412263 ..............       781,102
                                                                     -----------
                                                                       5,295,746
                                                                     -----------

                     U.S. Treasury Bonds - 2.60%

        1,000,000    11.63%, 11/15/02 ............................     1,236,230
          730,000    12.00%, 08/15/13 ............................     1,070,363
                                                                     -----------
                                                                       2,306,593
                                                                     -----------

                     Federal Home Loan
                     Mortgage Corporation - 1.90%

          347,000    5.38%, 05/01/98 (A) .........................       347,000
           32,449    8.75%, 08/01/01, Pool # 220011 ..............        33,371
           93,261    7.00%, 06/01/04, Pool # 189683 ..............        94,699
           76,648    7.50%, 08/01/08, Pool # 181313 ..............        78,033
           24,194    7.00%, 05/01/16, Pool # 272046 ..............        24,827
          154,890    7.00%, 02/01/17, Pool # 289284 ..............       158,883
          121,453    8.00%, 07/01/21, Pool # C00068 ..............       126,386
           86,803    8.00%, 10/01/21, Pool # D11045 ..............        90,329
          226,558    7.00%, 10/01/22, Pool # C00184 ..............       229,956
          228,954    7.00%, 02/01/23, Pool # C00213 ..............       232,388
          276,169    6.00%, 09/01/23, Pool # D41208 ..............       268,317
                                                                     -----------
                                                                       1,684,189
                                                                     -----------


                     Government National
                     Mortgage Association - 0.38%

$          93,913    9.00%, 09/15/04, Pool # 003669 ..............   $    99,145
           55,866    9.00%, 12/15/08, Pool # 027562 ..............        59,755
          168,818    8.00%, 05/15/22, Pool # 319062 ..............       175,993
                                                                     -----------
                                                                         334,893
                                                                     -----------
                     Total U.S. Government
                     and Agency Obligations ......................     9,621,421
                     (Cost $9,532,770)                               -----------

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES - 9.73%

        1,000,000    Chase Manhattan Auto Owner Trust
                     Series 1998-B, Class A4
                     5.80%, 02/17/03 .............................       995,039
        1,000,000    Chemical Master Credit Card Trust I
                     Series 1996-1, Class A
                     5.55%, 09/15/03 .............................       988,430
        1,000,000    Ford Credit Auto Loan Master Trust
                     Series 1995-1, Class A
                     6.50%, 08/15/02 .............................     1,009,370
          738,901    Ford Credit Auto Owner Trust
                     Series 1996-A, Class A-3
                     6.50%, 11/15/99 .............................       740,749
        1,234,043    Guaranteed Export Trust Certificates
                     Series 1993-D, Class A-3
                     5.23%, 05/15/05 .............................     1,204,907
          992,854    NationsBank Auto Owner Trust
                     Series 1996-A, Class A-3
                     6.38%, 07/15/00 .............................       995,336
          905,167    Premier Auto Trust
                     Series 1996-3, Class A-3
                     6.50%, 03/06/00 .............................       907,711
        1,800,000    Standard Credit Card Master Trust I
                     Series 1995-10, Class A
                     5.90%, 02/07/01 .............................     1,802,250
                                                                     -----------
                     Total Asset-Backed and
                     Mortgage-Backed Securities ..................     8,643,792
                     (Cost $8,593,673)                               -----------

FOREIGN BONDS - 3.31%

        1,000,000    Heinz (H.J.) Co. (C)
                     5.75%, 02/03/03 .............................       982,400
        2,000,000    Xerox Credit Corp, Series E, Euro MTN
                     5.40%, 09/11/00 .............................     1,963,200
                                                                     -----------
                     Total Foreign Bonds .........................     2,945,600
                     (Cost $2,958,240)                               -----------


                       See Notes to Financial Statements.

THE GALAXY FUND

Corporate Bond Fund
PORTFOLIO OF INVESTMENTS (continued)
April 30, 1998 (unaudited)

                                                                        Value
   Par Value                                                           (Note 2)
   ---------                                                           --------
REPURCHASE AGREEMENT - 1.80%

$       1,596,422    Chase Manhattan Bank
                     5.45%, 05/01/98, dated 04/30/98
                     Repurchase Price $1,596,663
                     (Collateralized by U.S. Treasury Note
                     8.75%, due 08/15/00;
                     Total Par 1,505,000
                     Market Value $1,632,096) ....................   $ 1,596,422
                                                                     -----------
                     Total Repurchase Agreement ..................     1,596,422
                     (Cost $1,596,422)                               -----------

Total Investments - 98.15% .......................................    87,223,196
(Cost $86,720,924)                                                   -----------

Other Assets and Liabilities - 1.85% .............................     1,647,871
                                                                     -----------
Net Assets - 100.00% .............................................   $88,871,067
                                                                     ===========

------------------------------------------
(A)  Discount yield at time of purchase.
(B)  Security exempt from registration under Rule 144A of the Securities
     Act of 1933. This security may be resold, in transactions exempt from registration, to qualified institutional buyers. At April 30, 1998, this security amounted to $1,005,800 or 1.13% of net assets.
(C)  Euro-Dollar Bond
CMO  Collateralized Mortgage Obligation
MTN  Medium Term Note


                       See Notes to Financial Statements.

THE GALAXY FUND

High Quality Bond Fund
PORTFOLIO OF INVESTMENTS
April 30, 1998 (unaudited)

                                                                        Value
    Par Value                                                          (Note 2)
    ---------                                                          --------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 50.85%

                     U.S. Treasury Bonds - 23.81%

$       3,000,000    12.00%, 08/15/13 ............................   $ 4,398,750
        5,500,000    13.25%, 05/15/14 ............................     8,739,170
        1,500,000    7.50%, 11/15/16 .............................     1,745,880
        1,000,000    9.00%, 11/15/18 .............................     1,347,090
        5,000,000    7.88%, 02/15/21 .............................     6,119,700
        1,700,000    8.13%, 05/15/21 .............................     2,135,285
        6,800,000    8.13%, 08/15/21 .............................     8,549,096
        3,500,000    8.00%, 11/15/21 .............................     4,350,535
        2,000,000    7.25%, 08/15/22 .............................     2,303,140
        2,000,000    7.13%, 02/15/23 .............................     2,276,800
       10,550,000    6.38%, 08/15/27 .............................    11,136,580
        3,000,000    6.13%, 11/15/27 .............................     3,072,480
                                                                     -----------
                                                                      56,174,506
                                                                     -----------
                     Federal National
                     Mortgage Association - 13.46%

        1,933,000    5.38%, 05/01/98 (A) .........................     1,933,000
        2,000,000    7.85%, 09/01/04 .............................     2,052,320
        3,000,000    8.50%, 02/01/05, Debenture ..................     3,130,980
        1,427,819    6.50%, 05/01/06, Pool # 348137 ..............     1,433,017
        2,000,000    6.64%, 07/02/07, MTN ........................     2,089,040
        4,684,867    6.50%, 03/01/13, Pool # 420018 ..............     4,700,936
        5,600,000    7.00%, 03/25/13 .............................     5,685,747
        5,000,000    6.00%, 04/01/13, Pool # 424327 ..............     4,926,550
        5,554,153    8.00%, 12/01/17, Pool # 313568 ..............     5,815,365
                                                                     -----------
                                                                      31,766,955
                                                                     -----------
                     U.S. Treasury Notes - 7.99%

        1,000,000    5.88%, 10/31/98 .............................     1,002,050
        5,600,000    5.63%, 10/31/99 .............................     5,604,312
        1,000,000    5.50%, 03/31/00 .............................       998,680
        2,400,000    6.25%, 05/31/00 .............................     2,431,032
        4,000,000    7.25%, 08/15/04 .............................     4,321,120
        1,000,000    7.88%, 11/15/04 .............................     1,115,560
        3,140,000    7.00%, 07/15/06 .............................     3,389,222
                                                                     -----------
                                                                      18,861,976
                                                                     -----------
                     Government National
                     Mortgage Association - 2.85%

        6,379,809    8.00%, 09/15/17, Pool # 780520 ..............     6,714,239
                                                                     -----------

                     U.S. Government-Backed Bonds - 2.74%

          500,000    Farm Credit System
                     Financial Assistance Corp.
                     9.45%, 11/21/03 .............................       509,375

                     U.S. Government-Backed Bonds (continued)

$       1,800,000    State of Israel, Series 7-A
                     5.45%, 02/15/01 .............................   $ 1,788,750
        4,000,000    Private Export Funding Corp.
                     6.49%, 07/15/07 .............................     4,160,000
                                                                     -----------
                                                                       6,458,125
                                                                     -----------
                     Total U.S. Government
                     and Agency Obligations ......................   119,975,801
                     (Cost $116,371,227)                             -----------

CORPORATE NOTES AND BONDS - 37.73%

                     Finance - 17.25%

        1,132,000    Associates Corp. of North America
                     Senior Note
                     6.00%, 03/15/00 .............................     1,132,000
        2,000,000    Associates Corp. of North America
                     6.63%, 05/15/01 .............................     2,032,500
        2,000,000    Associates Corp. of North America
                     MTN
                     7.40%, 05/03/02 .............................     2,080,000
        4,000,000    Bank One Milwaukee
                     National Association, MTN
                     6.35%, 03/19/01 .............................     4,035,000
        8,300,000    CIT Group Holdings Inc., MTN
                     6.20%, 06/17/99 .............................     8,313,363
        1,500,000    Caterpillar Financial Services Corp.
                     Series F, MTN
                     6.74%, 04/05/00 .............................     1,520,625
        1,500,000    Caterpillar Financial Services Corp.
                     Series F, MTN
                     6.40%, 04/16/01 .............................     1,516,875
        7,500,000    Ford Motor Credit Co., Senior Note
                     6.50%, 02/28/02 .............................     7,593,750
        1,600,000    General Electric Capital Corp.
                     Series A, MTN
                     5.92%, 04/03/01 .............................     1,594,000
          250,000    General Electric Capital Corp.
                     8.30%, 09/20/09 .............................       289,375
        2,000,000    Key Bank of North America
                     7.13%, 08/15/06 .............................     2,092,500
        3,600,000    Keycorp Institutional Capital Corp.
                     6.63%, 06/01/99 (B) .........................     3,620,880
          400,000    Pitney Bowes Credit Corp.
                     5.65%, 01/15/03 .............................       393,500
        1,300,000    Suntrust Bank of Central Florida, MTN
                     6.90%, 07/01/07 .............................     1,339,000
        3,000,000    Suntrust Bank, Atlanta
                     Subordinated Note
                     7.25%, 09/15/06 .............................     3,146,250
                                                                     -----------
                                                                      40,699,618
                                                                     -----------

                       See Notes to Financial Statements.

THE GALAXY FUND


High Quality Bond Fund
PORTFOLIO OF INVESTMENTS (continued)
April 30, 1998 (unaudited)

                                                                        Value
   Par Value                                                           (Note 2)
   ---------                                                           --------
                     Consumer Staples - 10.63%
$       3,600,000    Coca-Cola Enterprises, Inc.
                     7.00%, 11/15/99 .............................   $ 3,658,500
        1,650,000    Coca-Cola Enterprises, Inc.
                     7.13%, 08/01/17 .............................     1,724,250
        3,500,000    Coca-Cola Enterprises, Inc.
                     6.70%, 10/15/36 .............................     3,631,250
        5,050,000    Hershey Foods Corp.
                     7.20%, 08/15/27 .............................     5,390,875
        1,650,000    McDonald's Corp., Senior MTN
                     5.95%, 01/15/08 .............................     1,619,063
        2,000,000    Minnesota Mining & Manufacturing Co.
                     Debenture
                     6.38%, 02/15/28 .............................     1,965,000
          250,000    Procter & Gamble Co.
                     8.50%, 08/10/09 .............................       296,250
        3,000,000    Sara Lee Corp., MTN
                     7.40%, 03/22/02 .............................     3,116,250
        3,500,000    Sysco Corp., Senior Note
                     7.00%, 05/01/06 .............................     3,675,000
                                                                     -----------
                                                                      25,076,438
                                                                     -----------

                     Utilities - 6.89%

        2,000,000    Consolidated Natural Gas Co.
                     6.80%, 12/15/27 .............................     2,012,500
        1,950,000    GTE Corp., Debenture
                     6.46%, 04/15/08 .............................     1,968,330
        2,000,000    GTE Corp., Debenture
                     6.84%, 04/15/18 .............................     1,997,500
        6,500,000    GTE Florida, Inc., Series A, Debenture
                     6.31%, 12/15/02 .............................     6,516,250
        1,000,000    National Rural Utilities, Collateral Trust
                     6.20%, 02/01/08 .............................       988,750
        2,750,000    Potomac Electric Power Co.
                     First Mortgage
                     6.25%, 10/15/07 .............................     2,784,375
                                                                     -----------
                                                                      16,267,705
                                                                     -----------

                     Health Care - 1.60%

        1,800,000    Abbott Laboratories
                     6.00%, 03/15/08 .............................     1,789,380
        2,000,000    Merck & Co., Inc.
                     6.40%, 03/01/28 .............................     1,983,800
                                                                     -----------
                                                                       3,773,180
                                                                     -----------

                     Technology - 1.36%

$       2,500,000    International Business Machines Corp.
                     7.25%, 11/01/02 .............................   $ 2,621,875
          600,000    Pitney Bowes, Inc.
                     5.95%, 02/01/05 .............................       596,250
                                                                     -----------
                                                                       3,218,125
                                                                     -----------
                     Total Corporate Notes and Bonds .............    89,035,066
                     (Cost $87,298,284)                              -----------

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES - 8.57%

        2,000,000    California Infrastructure
                     Southern California Edison
                     Series 1997-1, Class A-3
                     6.17%, 03/25/03 .............................     2,011,250
        1,600,000    California Infrastructure
                     Pacific Gas & Electric
                     Series 1997-1, Class A-4
                     6.16%, 06/25/03 .............................     1,608,500
        4,000,000    Citibank Credit Card Master Trust I
                     5.85%, 04/10/03 .............................     3,987,500
        2,978,562    NationsBank Auto Owner Trust
                     Series 1996-A, Class A-3
                     6.38%, 07/15/00 .............................     2,986,009
        2,791,849    Prudential Home Mortgage Securities
                     Series 1993-38, Class A-3, CMO
                     6.15%, 09/25/23 .............................     2,753,460
        3,865,102    Rural Housing Trust
                     Series 1987-1, Class 1-D, CMO
                     6.33%, 04/01/26 .............................     3,857,023
        3,000,000    Sears Credit Account Master Trust II
                     Series 1996-1, Class A
                     6.20%, 02/16/06 .............................     3,010,290
                                                                     -----------
                     Total Asset-Backed and
                     Mortgage-Backed Securities ..................    20,214,032
                     (Cost $20,080,635)                              -----------

FOREIGN BOND - 0.62%

        1,500,000    Heinz (H.J.) Co. (C)
                     5.75%, 02/03/03 .............................     1,473,600
                                                                     -----------
                     Total Foreign Bond ..........................     1,473,600
                     (Cost $1,481,340)                               -----------


                       See Notes to Financial Statements.

THE GALAXY FUND

High Quality Bond Fund
PORTFOLIO OF INVESTMENTS (continued)
April 30, 1998 (unaudited)

                                                                         Value
   Par Value                                                            (Note 2)
   ---------                                                            --------
REPURCHASE AGREEMENT - 1.67%

$       3,929,100    Chase Manhattan Bank
                     5.45%, 05/01/98, dated 04/30/98
                     Repurchase Price $3,929,695
                     (Collateralized by U.S. Treasury Note
                     6.38%, due 05/15/00;
                     Total Par $3,845,000
                     Market Value $4,013,876) ...................   $  3,929,100
                                                                    ------------
                     Total Repurchase Agreement .................      3,929,100
                     (Cost $3,929,100)                              ------------

Total Investments - 99.44% ......................................    234,627,599
(Cost $229,160,586)                                                 ------------

Net Other Assets and Liabilities - 0.56% ........................      1,322,113
                                                                    ------------
Net Assets - 100.00% ............................................   $235,949,712
                                                                    ============

------------------------------------------
(A)  Discount yield at time of purchase.
(B)  Security exempt from registration under Rule 144A of the Securities
     Act of 1933. This security may be resold, in transactions exempt from registration, to qualified institutional buyers. At April 30, 1998, this security amounted to $3,620,880 or 1.53% of net assets.
(C)  Euro-Dollar Bond
CMO  Collateralized Mortgage Obligation
MTN  Medium Term Note

                       See Notes to Financial Statements.

THE GALAXY FUND

STATEMENTS OF ASSETS AND LIABILITIES
April 30, 1998 (unaudited)

                                                               Intermediate
                                               Short-Term       Government         Corporate      High Quality
                                                Bond Fund       Income Fund        Bond Fund        Bond Fund
                                                ---------       -----------        ---------        ---------
ASSETS:
   Investments (Note 2):
      Investments at cost .................... $68,288,791      $284,278,940      $85,124,502     $225,231,486
      Repurchase Agreement ...................   2,413,027         6,451,422        1,596,422        3,929,100
      Net unrealized appreciation ............     166,189         2,424,140          502,272        5,467,013
                                               -----------      ------------      -----------     ------------
         Total investments at value ..........  70,868,007       293,154,502       87,223,196      234,627,599
         Cash ................................         548                --          995,350               --
   Receivable for investments sold ...........          --        17,009,880        2,413,886        7,867,593
   Receivable for shares sold ................     102,071           336,873           94,461          911,296
   Interest and dividend receivables .........     786,848         3,940,115        1,238,291        3,435,850
   Deferred organizational expense (Note 2) ..          --                --            6,372               --
                                               -----------      ------------      -----------     ------------
         Total Assets ........................  71,757,474       314,441,370       91,971,556      246,842,338
                                               -----------      ------------      -----------     ------------

LIABILITIES:
   Dividends payable .........................     122,960           858,759          184,333          309,268
   Payable for investments purchased .........          --        25,351,680        2,763,358        9,592,219
   Payable for shares redeemed ...............     177,231           146,785           65,407          802,923
   Advisory fee payable (Note 3) .............      32,592           129,534           40,203          105,733
   Payable to Fleet affiliates (Note 3) ......       4,715            12,245            3,714           31,876
   Payable to Administrator (Note 3) .........      12,112            32,909           11,219           25,986
   Trustees' fees and expenses payable (Note 3)      1,715             5,816            1,963            4,135
   Payable to Custodian ......................          --            47,122               --            5,620
   Accrued expenses and other payables .......      27,152            37,521           30,292           14,866
                                               -----------      ------------      -----------     ------------
         Total Liabilities ...................     378,477        26,622,371        3,100,489       10,892,626
                                               -----------      ------------      -----------     ------------
NET ASSETS ................................... $71,378,997      $287,818,999      $88,871,067     $235,949,712
                                               ===========      ============      ===========     ============

NET ASSETS consist of:
   Par value (Note 5) ........................ $     7,161      $     28,356      $     8,380     $     21,942
   Paid-in capital in excess of par value ....  77,022,263       311,418,598       90,670,098      231,423,848
   Undistributed net investment income .......     190,221           678,088          265,995          202,761
   Accumulated net realized (loss) on
    investments sold .........................  (6,006,837)      (26,730,183)      (2,575,678)      (1,165,852)
   Net unrealized appreciation of investments      166,189         2,424,140          502,272        5,467,013
                                               -----------      ------------      -----------     ------------
TOTAL NET ASSETS ............................. $71,378,997      $287,818,999      $88,871,067     $235,949,712
                                               ===========      ============      ===========     ============

Retail A Shares:
   Net Assets ................................ $27,138,852      $ 64,328,378      $        --     $ 35,338,772
   Shares of beneficial interest outstanding .   2,722,608         6,337,533               --        3,286,441
   NET ASSET VALUE and redemption price
    per share ................................ $      9.97      $      10.15      $        --     $      10.75
   Sales charge--3.75% of offering price .....        0.39              0.40               --             0.42
                                               -----------      ------------      -----------     ------------
   Maximum offering price per share .......... $     10.36      $      10.55      $        --     $      11.17
                                               ===========      ============      ===========     ============

Retail B Shares:
   Net Assets ................................ $ 1,013,995               N/A              N/A     $  3,384,500
   Shares of beneficial interest outstanding .     101,716               N/A              N/A          314,750
                                               -----------      ------------      -----------     ------------
   NET ASSET VALUE and offering price
    per share* ............................... $      9.97               N/A              N/A     $      10.75
                                               ===========      ============      ===========     ============

Trust Shares:
   Net Assets ................................ $43,226,150      $223,490,621      $88,871,067     $197,226,440
   Shares of beneficial interest outstanding .   4,336,704        22,018,056        8,379,833       18,341,235
                                               -----------      ------------      -----------     ------------
   NET ASSET VALUE, offering and
    redemption price per share ............... $      9.97      $      10.15      $     10.61     $      10.75
                                               ===========      ============      ===========     ============

-----------------------------------------------
*Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

                       See Notes to Financial Statements.

THE GALAXY FUND


STATEMENTS OF OPERATIONS
For the six months ended April 30, 1998 (unaudited)

                                                                    Intermediate
                                                    Short-Term       Government         Corporate      High Quality
                                                     Bond Fund       Income Fund        Bond Fund        Bond Fund
                                                     ---------       -----------        ---------        ---------
INVESTMENT INCOME:
   Interest (Note 2) ............................. $ 2,466,515      $  10,061,185      $  3,364,213     $  7,205,700
                                                   -----------      -------------      ------------     ------------

         Total investment income .................   2,466,515         10,061,185         3,364,213        7,205,700
                                                   -----------      -------------      ------------     ------------
EXPENSES:
   Investment advisory fee (Note 3) ..............     273,051          1,042,106           338,268          836,060
   Administration fee (Note 3) ...................      29,412            112,243            36,436           90,045
   Custodian fee .................................       6,756              8,293             9,793            8,991
   Fund accounting fee (Note 3) ..................      24,399             32,381            25,838           33,093
   Legal fee (Note 3) ............................       1,732              6,192             2,064            4,797
   Audit fee .....................................       8,353              8,353             7,379            8,874
   Transfer agent fee (Note 3) ...................      29,237             89,671            27,985          180,782
   12b-1 fee (Note 3) ............................       3,676                 --                --           10,905
   Shareholder services fee (Note 3) .............      20,449             48,221                --           23,151
   Trustees' fees and expenses (Note 3) ..........         859              3,080             1,026            2,387
   Amortization of organization costs (Note 2) ...          --                 --             1,953               --
   Reports to shareholders .......................      11,132             29,810             4,701           14,519
   Insurance .....................................         405              1,332               431              985
   Miscellaneous .................................      10,576             12,911             2,372           15,647
                                                   -----------      -------------      ------------     ------------
      Total expenses before reimbursement/waiver .     420,037          1,394,593           458,246        1,230,236
                                                   -----------      -------------      ------------     ------------
      Less: reimbursement/waiver (Note 4) ........     (72,864)          (277,895)          (90,205)        (222,949)
                                                   -----------      -------------      ------------     ------------
      Total expenses net of reimbursement/waiver .     347,173          1,116,698           368,041        1,007,287
                                                   -----------      -------------      ------------     ------------
NET INVESTMENT INCOME ............................   2,119,342          8,944,487         2,996,172        6,198,413
                                                   -----------      -------------      ------------     ------------

NET REALIZED AND UNREALIZED
   GAIN(LOSS) ON INVESTMENTS (Note 2):
   Net realized gain on investments sold .........      29,404            535,245           411,274        1,745,822
   Net change in unrealized depreciation
      of investments .............................    (351,278)        (1,525,661)         (657,616)        (841,700)
                                                   -----------      -------------      ------------     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS ................................    (321,874)          (990,416)         (246,342)         904,122
                                                   -----------      -------------      ------------     ------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ..................... $ 1,797,468      $   7,954,071      $  2,749,830     $  7,102,535
                                                   ===========      =============      ============     ============

                       See Notes to Financial Statements.

THE GALAXY FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   Intermediate Government
                                                                   Short-Term Bond Fund                  Income Fund
                                                             -------------------------------- --------------------------------
                                                              Six months ended  Year ended     Six months ended  Year ended
                                                               April 30, 1998   October 31,     April 30, 1998   October 31,
                                                                (unaudited)        1997           (unaudited)       1997
                                                                -----------    -----------       -----------    -----------
NET ASSETS at beginning of period ............................  $78,702,807   $ 91,875,454      $274,840,329    $293,490,809
                                                                -----------   ------------      ------------    ------------
Increase in Net Assets resulting from operations:
   Net investment income .....................................    2,119,342      4,595,283         8,944,487      17,061,023
   Net realized gain on investments sold .....................       29,404         52,173           535,245       1,223,187
   Net change in unrealized appreciation (depreciation)
     of investments ..........................................     (351,278)        11,015        (1,525,661)      1,852,671
                                                                -----------   ------------      ------------    ------------
      Net increase in net assets resulting from operations ...    1,797,468      4,658,471         7,954,071      20,136,881
                                                                -----------   ------------      ------------    ------------

Dividends to shareholders from:
   Retail A Shares:
      Net investment income ..................................     (774,148)    (1,600,017)       (1,998,546)     (4,207,799)
                                                                -----------   ------------      ------------    ------------

   Retail B Shares:
      Net investment income ..................................      (23,048)       (24,164)              N/A             N/A
                                                                -----------   ------------      ------------    ------------

   Trust Shares:
      Net investment income ..................................   (1,322,054)    (2,971,102)       (6,945,866)    (12,853,224)
                                                                -----------   ------------      ------------    ------------


   Total Dividends to shareholders ...........................   (2,119,250)    (4,595,283)       (8,944,412)    (17,061,023)
                                                                -----------   ------------      ------------    ------------

Net increase (decrease) from share transactions (1) ..........   (7,002,028)   (13,235,835)       13,969,011     (21,726,338)
                                                                -----------   ------------      ------------    ------------
      Net increase (decrease) in net assets ..................   (7,323,810)   (13,172,647)       12,978,670     (18,650,480)
                                                                -----------   ------------      ------------    ------------

NET ASSETS at end of period (including line A) ...............  $71,378,997   $ 78,702,807      $287,818,999    $274,840,329
                                                                ===========   ============      ============    ============

(A) Undistributed net investment income ......................   $  190,221   $    190,129      $    678,088     $   678,010
                                                                ===========   ============      ============    ============

-----------------------------------------------
(1) For detail on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on pages 24 and 25.


                       See Notes to Financial Statements.

THE GALAXY FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    Corporate Bond Fund            High Quality Bond Fund
                                                             -------------------------------- --------------------------------
                                                              Six months ended  Year ended     Six months ended  Year ended
                                                               April 30, 1998   October 31,     April 30, 1998   October 31,
                                                                (unaudited)        1997           (unaudited)       1997
                                                                -----------    -----------       -----------    -----------
NET ASSETS at beginning of period ............................ $ 91,728,383   $107,727,788      $212,346,575   $180,704,892
                                                               ------------   ------------      ------------   ------------

Increase in Net Assets resulting from operations:
   Net investment income .....................................    2,996,172      5,784,700         6,198,413     11,590,057
   Net realized gain (loss) on investments sold ..............      411,274       (409,194)        1,745,822      1,790,921
   Net change in unrealized appreciation (depreciation)
      of investments .........................................     (657,616)     1,291,642          (841,700)     2,914,586
                                                               ------------   ------------      ------------   ------------
      Net increase in net assets resulting from operations ...    2,749,830      6,667,148         7,102,535     16,295,564
                                                               ------------   ------------      ------------   ------------

Dividends to shareholders from:
   Retail A Shares:
      Net investment income ..................................           --             --          (837,428)    (1,654,569)
                                                               ------------   ------------      ------------   ------------
         Total Dividends .....................................           --             --          (837,428)    (1,654,569)
                                                               ------------   ------------      ------------   ------------

   Retail B Shares:
      Net investment income ..................................          N/A            N/A           (65,191)       (59,668)
                                                               ------------   ------------      ------------   ------------
         Total Dividends .....................................          N/A            N/A           (65,191)       (59,668)
                                                               ------------   ------------      ------------   ------------

   Trust Shares:
      Net investment income ..................................   (2,996,171)    (5,784,700)       (5,297,762)    (9,875,820)

      Net realized gain on investments .......................           --        (94,588)               --             --
                                                               ------------   ------------      ------------   ------------
         Total Dividends .....................................   (2,996,171)    (5,879,288)       (5,297,762)    (9,875,820)
                                                               ------------   ------------      ------------   ------------

   Total Dividends to shareholders ...........................   (2,996,171)    (5,879,288)       (6,200,381)   (11,590,057)
                                                               ------------   ------------      ------------   ------------

Net increase (decrease) from share transactions(1) ...........   (2,610,975)   (16,787,265)       22,700,983     26,936,176
                                                               ------------   ------------      ------------   ------------
      Net increase (decrease) in net assets ..................   (2,857,316)   (15,999,405)       23,603,137     31,641,683
                                                               ------------   ------------      ------------   ------------

NET ASSETS at end of period (including line A) ............... $ 88,871,067   $ 91,728,383      $235,949,712   $212,346,575
                                                               ============   ============      ============   ============

(A) Undistributed net investment income ...................... $    265,995   $    265,994      $    202,761   $    204,729
                                                               ============   ============      ============   ============

-----------------------------------------------
(1) For detail on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on pages 24 and 25.

                       See Notes to Financial Statements.

THE GALAXY FUND

STATEMENTS OF CHANGES IN NET ASSETS -
Capital Stock Activity

                                                                                                   Intermediate Government
                                                                   Short-Term Bond Fund                  Income Fund
                                                             -------------------------------- --------------------------------
                                                              Six months ended  Year ended     Six months ended  Year ended
                                                               April 30, 1998   October 31,     April 30, 1998   October 31,
                                                                (unaudited)        1997           (unaudited)       1997
                                                                -----------    -----------       -----------    -----------
DOLLAR AMOUNTS
Retail A Shares:
   Sold ...................................................... $  4,548,773   $  3,995,870      $  5,797,964    $ 3,669,282
   Issued to shareholders in reinvestment of dividends .......      646,347      1,346,681         1,473,641      3,067,104
   Repurchased ...............................................   (5,903,141)   (10,793,787)       (8,356,510)   (21,570,468)
                                                               ------------   ------------      ------------   ------------
      Net (decrease) in shares outstanding ................... $   (708,021)  $ (5,451,236)     $ (1,084,905)  $(14,834,082)
                                                               ============   ============      ============   ============

Retail B Shares:
   Sold ...................................................... $    570,402   $    999,153               N/A            N/A
   Issued to shareholders in reinvestment of dividends .......       21,544         21,269               N/A            N/A
   Repurchased ...............................................     (479,789)      (379,826)              N/A            N/A
                                                               ------------   ------------      ------------   ------------
      Net increase in shares outstanding ..................... $    112,157   $    640,596               N/A            N/A
                                                               ============   ============      ============   ============

Trust Shares:
   Sold ...................................................... $ 11,477,774   $ 24,394,847      $ 28,283,336    $36,370,300
   Issued to shareholders in reinvestment of dividends .......      546,094      1,265,211         1,859,031      3,566,591
   Repurchased ...............................................  (18,430,032)   (34,085,253)      (15,088,451)   (46,829,147)
                                                               ------------   ------------      ------------   ------------
      Net increase (decrease) in shares outstanding .......... $ (6,406,164)  $ (8,425,195)     $ 15,053,916    $(6,892,256)
                                                               ============   ============      ============   ============

SHARE ACTIVITY
Retail A Shares:
   Sold ......................................................      455,426        400,607           569,217        365,080
   Issued to shareholders in reinvestment of dividends .......       65,293        135,211           144,789        305,443
   Repurchased ...............................................     (591,728)    (1,083,470)         (820,243)    (2,150,492)
                                                               ------------   ------------      ------------   ------------
      Net (decrease) in shares outstanding ...................      (71,009)      (547,652)         (106,237)    (1,479,969)
                                                               ============   ============      ============   ============

Retail B Shares:
   Sold ......................................................       57,132        100,387               N/A            N/A
   Issued to shareholders in reinvestment of dividends .......        2,159          2,134               N/A            N/A
   Repurchased ...............................................      (47,982)       (38,137)              N/A            N/A
                                                               ------------   ------------      ------------   ------------
      Net increase in shares outstanding .....................       11,309         64,384               N/A            N/A
                                                               ============   ============      ============   ============

Trust Shares:
   Sold ......................................................    1,148,664      2,446,322         2,773,450      3,618,274
   Issued to shareholders in reinvestment of dividends .......       54,716        127,027           182,662        355,211
   Repurchased ...............................................   (1,845,761)    (3,421,147)       (1,480,836)    (4,670,476)
                                                               ------------   ------------      ------------   ------------
   Net increase (decrease) in shares outstanding .............     (642,381)      (847,798)        1,475,276       (696,991)
                                                               ============   ============      ============   ============

                       See Notes to Financial Statements.

THE GALAXY FUND

STATEMENTS OF CHANGES IN NET ASSETS -
Capital Stock Activity

                                                                    Corporate Bond Fund            High Quality Bond Fund
                                                             -------------------------------- --------------------------------
                                                              Six months ended  Year ended     Six months ended  Year ended
                                                               April 30, 1998   October 31,     April 30, 1998   October 31,
                                                                (unaudited)        1997           (unaudited)       1997
                                                                -----------    -----------       -----------    -----------
DOLLAR AMOUNTS
Retail A Shares:
   Sold ...................................................... $         --    $         --     $ 11,834,560   $  4,361,984
   Issued to shareholders in reinvestment of dividends .......           --              --          692,741      1,329,363
   Repurchased ...............................................           --              --       (5,264,933)    (9,321,623)
                                                               ------------    ------------     ------------   ------------
   Net increase (decrease) in shares outstanding ............. $         --    $         --     $  7,262,368   $ (3,630,276)
                                                               ============    ============     ============   ============

Retail B Shares:
   Sold ......................................................          N/A             N/A     $  1,484,374   $  1,462,738
   Issued to shareholders in reinvestment of dividends .......          N/A             N/A           56,505         51,636
   Repurchased ...............................................          N/A             N/A         (163,823)      (210,602)
                                                               ------------    ------------     ------------   ------------
   Net increase in shares outstanding ........................          N/A             N/A     $  1,377,056   $  1,303,772
                                                               ============    ============     ============   ============
Trust Shares:
   Sold ...................................................... $ 14,483,906    $ 18,295,070     $ 30,450,948   $ 79,880,780
   Issued to shareholders in reinvestment of dividends .......    1,633,338       3,007,004        2,609,542      6,532,304
   Repurchased ...............................................  (18,728,219)    (38,089,339)     (18,998,931)   (57,150,404)
                                                               ------------    ------------     ------------   ------------
   Net increase (decrease) in shares outstanding ............. $ (2,610,975)   $(16,787,265)    $ 14,061,559   $ 29,262,680
                                                               ============    ============     ============   ============

SHARE ACTIVITY
Retail A Shares:
   Sold ......................................................           --              --        1,099,487        416,980
   Issued to shareholders in reinvestment of dividends .......           --              --           64,328        127,282
   Repurchased ...............................................           --              --         (488,469)      (893,411)
                                                               ------------    ------------     ------------   ------------
   Net increase (decrease) in shares outstanding .............           --              --          675,346       (349,149)
                                                                ===========    ============     ============   ============

Retail B Shares:
   Sold ......................................................          N/A             N/A          137,752        140,116
   Issued to shareholders in reinvestment of dividends .......          N/A             N/A            5,247          4,930
   Repurchased ...............................................          N/A             N/A          (14,921)       (20,125)
                                                               ------------    ------------     ------------   ------------
   Net increase in shares outstanding ........................          N/A             N/A          128,078        124,921
                                                                ===========    ============     ============   ============

Trust Shares:
   Sold ......................................................    1,359,843       1,749,086        2,766,756      7,652,225
   Issued to shareholders in reinvestment of dividends .......      153,706         287,115          307,034        624,915
   Repurchased ...............................................   (1,760,906)     (3,637,846)      (1,771,360)    (5,480,793)
                                                               ------------    ------------     ------------   ------------
   Net increase (decrease) in shares outstanding .............     (247,357)     (1,601,645)       1,302,430      2,796,347
                                                                ===========    ============     ============   ============

                       See Notes to Financial Statements.

THE GALAXY FUND

Short-Term Bond Fund
FINANCIAL HIGHLIGHTS
For a Share outstanding throughout each period.

Retail A Shares

                                                        Six months ended               Years ended October 31,
                                                         April 30, 1998  -----------------------------------------------------
                                                          (unaudited)       1997       1996       1995       1994      1993(1)
                                                         --------------   ---------  ---------  ---------  ---------  ---------
 Net Asset Value, Beginning of Period .................... $   10.01      $    9.99   $  10.06    $   9.73   $ 10.30  $ 10.09
                                                           ---------      ---------   --------    --------   -------  -------

 Income from Investment Operations:
   Net investment income (A) .............................      0.24           0.53       0.52        0.55      0.44     0.47
   Net realized and unrealized gain (loss) on investments.     (0.04)          0.02      (0.07)       0.33     (0.51)    0.22
                                                           ---------      ---------   --------    --------   -------  -------
      Total from Investment Operations: ..................      0.20           0.55       0.45        0.88     (0.07)    0.69
                                                           ---------      ---------   --------    --------   -------  -------
 Less Dividends:
   Dividends from net investment income ..................     (0.24)         (0.53)     (0.52)      (0.55)    (0.44)   (0.47)
   Dividends from net realized capital gains .............        --             --         --          --        --    (0.01)
   Dividends in excess of net realized capital gains .....        --             --         --          --     (0.06)      --
                                                           ---------      ---------   --------    --------   -------  -------
      Total Dividends: ...................................     (0.24)         (0.53)     (0.52)      (0.55)    (0.50)   (0.48)
                                                           ---------      ---------   --------    --------   -------  -------
 Net increase (decrease) in net asset value ..............     (0.04)          0.02      (0.07)       0.33     (0.57)    0.21
                                                           ---------      ---------   --------    --------   -------  -------
 Net Asset Value, End of Period .......................... $    9.97      $   10.01   $   9.99    $  10.06   $  9.73  $ 10.30
                                                           =========      =========   ========    ========   =======  =======

 Total Return(3) .........................................      2.45%**        5.64%      4.63%       9.28%    (0.68)%   6.98%

 Ratios/Supplemental Data:
 Net Assets, End of Period (000's) ....................... $  27,139      $  27,961   $ 33,388    $ 31,542   $34,061  $85,211
 Ratios to average net assets:
   Net investment income including
      reimbursement/waiver ...............................      5.68%*         5.29%      5.22%       5.54%     4.43%    4.51%
   Operating expenses including reimbursement/waiver .....      1.10%*         1.00%      1.11%       0.99%     0.93%    0.86%
   Operating expenses excluding reimbursement/waiver .....      1.30%*         1.21%      1.35%       1.32%     1.14%    1.06%
 Portfolio Turnover Rate .................................        73%**         173%       214%        289%      233%     100%

----------------------------------------------------------
*   Annualized
**  Not Annualized
(1) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail A Shares and Trust Shares.
(2) The Fund began offering Retail B Shares on March 4, 1996.
(3) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the six months ended April 30, 1998 (unaudited) and the years ended October 31, 1997, 1996, 1995, 1994, and 1993 were $0.24, $0.51, $0.50, $0.52, $0.42, and
    $0.45, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the Trust Shares for the six months ended April 30, 1998 (unaudited) and the years ended October 31, 1997, 1996, 1995, 1994 and 1993 were $0.25,
    $0.52, $0.53, $0.54, $0.42 and $0.45, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail B Shares for the six months ended April 30, 1998 (unaudited) and the years ended October 31, 1997 and 1996, were $0.20, $0.44 and $0.29, respectively.


                       See Notes to Financial Statements.

Trust Shares

                                                                                    Retail B Shares
                                            Years ended                                                     Years ended
     Six months ended                       October 31,                              Six months ended        October 31,
      April 30, 1998  -----------------------------------------------------           April 30, 1998    -------------------
      (unaudited)        1997       1996       1995       1994      1993(1)            (unaudited)        1997      1996(2)
     -------------    ---------  ---------  ---------  ---------  ---------           -------------     --------   --------

      $   10.01       $    9.99   $  10.06   $   9.73   $  10.30    $  10.09          $   10.01       $    9.99    $  10.09
      ---------       ---------   --------   --------   --------    --------          ---------       ---------    --------


           0.25            0.54       0.55       0.57       0.44        0.47               0.21            0.46        0.31
          (0.04)           0.02      (0.07)      0.33      (0.51)       0.22              (0.04)           0.03       (0.10)
      ---------       ---------   --------   --------   --------    --------          ---------       ---------    --------
           0.21            0.56       0.48       0.90      (0.07)       0.69               0.17            0.49        0.21
      ---------       ---------   --------   --------   --------    --------          ---------       ---------    --------

          (0.25)          (0.54)     (0.55)     (0.57)     (0.44)      (0.47)             (0.21)          (0.47)      (0.31)
             --              --         --         --         --       (0.01)                --              --          --
             --              --         --         --      (0.06)         --                 --              --          --
      ---------       ---------   --------   --------   --------    --------          ---------       ---------    --------
          (0.25)          (0.54)     (0.55)     (0.57)     (0.50)      (0.48)             (0.21)          (0.47)      (0.31)
      ---------       ---------   --------   --------   --------    --------          ---------       ---------    --------
          (0.04)           0.02      (0.07)      0.33      (0.57)       0.21              (0.04)           0.02       (0.10)
      ---------       ---------   --------   --------   --------    --------          ---------       ---------    --------
      $    9.97       $   10.01   $   9.99   $  10.06   $   9.73    $  10.30          $    9.97       $   10.01    $   9.99
      =========       =========   ========   ========   ========    ========          =========       =========    ========


           2.58%**         5.77%      4.91%      9.55%     (0.66)%      6.98%              2.13%**         4.99%       2.12%**


      $  43,226       $  49,837   $ 58,227   $ 35,088   $ 39,843    $ 85,211          $   1,014       $     905    $    260


           5.93%*          5.43%      5.49%      5.79%      4.45%       4.51%              5.01%*          4.56%       4.73%*
           0.85%*          0.86%      0.84%      0.74%      0.91%       0.86%              1.78%*          1.75%       1.77%*
           1.05%*          1.07%      1.08%      1.02%      1.11%       1.06%              1.99%*          2.01%       1.98%*
             73%**          173%       214%       289%       233%        100%                73%            173%       214%

THE GALAXY FUND

Intermediate Government Income Fund
FINANCIAL HIGHLIGHTS
For a Share outstanding throughout each period.

 Retail A Shares

                                                        Six months ended                Years ended October 31,
                                                        April 30, 1998     ----------------------------------------------------
                                                          (unaudited)        1997       1996       1995       1994      1993(1)
                                                         --------------    ---------  ---------  ---------  ---------  --------
 Net Asset Value, Beginning of Period ...................  $   10.18      $   10.06  $   10.28   $    9.68  $ 10.72   $  10.83
                                                           ---------      ---------  ---------   ---------  -------   --------

 Income from Investment Operations:
   Net investment income (A) ............................       0.31           0.59       0.57        0.61     0.57       0.65
   Net realized and unrealized gain (loss) on investments      (0.03)          0.12      (0.22)       0.60    (1.03)      0.10
                                                           ---------      ---------  ---------   ---------  -------   --------
      Total from Investment Operations: .................       0.28           0.71       0.35        1.21    (0.46)      0.75
                                                           ---------      ---------  ---------   ---------  -------   --------
 Less Dividends:
   Dividends from net investment income .................      (0.31)         (0.59)     (0.57)      (0.61)   (0.56)     (0.64)
   Dividends in excess of net investment income .........         --             --         --          --    (0.01)     (0.03)
   Dividends from net realized capital gains ............         --             --         --          --       --      (0.19)
   Dividends in excess of net realized capital gains ....         --             --         --          --    (0.01)        --
                                                           ---------      ---------  ---------   ---------  -------   --------
      Total Dividends: ..................................      (0.31)         (0.59)     (0.57)      (0.61)   (0.58)     (0.86)
                                                           ---------      ---------  ---------   ---------  -------   --------
 Net increase (decrease) in net asset value .............      (0.03)          0.12      (0.22)       0.60    (1.04)     (0.11)
                                                           ---------      ---------  ---------   ---------  -------   --------
 Net Asset Value, End of Period .........................  $   10.15      $   10.18  $   10.06   $   10.28  $  9.68   $  10.72
                                                           =========      =========  =========   =========  =======   ========


 Total Return(2) ........................................       2.83%**        7.33%      3.58%      12.85%   (4.42)%     7.06%

 Ratios/Supplemental Data:
 Net Assets, End of Period (000's) ......................  $  64,328      $  65,626  $  79,741   $  79,558  $94,669   $447,359
 Ratios to average net assets:
   Net investment income including reimbursement/waiver .       6.22%*         5.90%      5.69%       6.10%    5.58%      6.03%
   Operating expenses including reimbursement/waiver ....       1.02%*         1.02%      1.04%       1.02%    0.78%      0.80%
   Operating expenses excluding reimbursement/waiver ....       1.22%*         1.22%      1.24%       1.26%    0.99%      1.00%
 Portfolio Turnover Rate ................................        118%**         128%       235%        145%     124%       153%

-----------------------------------------------------------
*   Annualized.
**  Not Annualized.
(1) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail A Shares and Trust Shares.
(2) Calculation does not include the effect of any sales charge for Retail A Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the six months ended April 30, 1998 (unaudited) and the years ended October 31, 1997, 1996, 1995, 1994 and 1993 were $0.28, $0.57, $0.55, $0.58, $0.54 and
    $0.63, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the Trust Shares for the six months ended April 30, 1998 (unaudited) and the years ended October 31, 1997, 1996, 1995, 1994 and 1993 were $0.29,
    $0.60, $0.58, $0.62, $0.54 and $0.63, respectively.


                       See Notes to Financial Statements.

Trust Shares

                                           Years ended
   Six months ended                         October 31,
    April 30, 1998    ---------------------------------------------------------
      (unaudited)        1997        1996        1995        1994       1993(1)
     -------------    ---------   ---------   ---------    ---------   ---------
     $    10.18       $   10.06   $  10.28    $    9.68   $    10.72   $   10.83
     ----------       ---------   --------    ---------   ----------   ---------


           0.33            0.62       0.60         0.64         0.57        0.65
          (0.03)           0.12      (0.22)        0.60        (1.03)       0.10
     ----------       ---------   --------    ---------   ----------   ---------
           0.30            0.74       0.38         1.24        (0.46)       0.75
     ----------       ---------   --------    ---------   ----------   ---------

          (0.33)          (0.62)     (0.60)       (0.64)       (0.56)      (0.64)
             --              --         --           --        (0.01)      (0.03)
             --              --         --           --           --       (0.19)
             --              --         --           --        (0.01)         --
     ----------       ---------   --------    ---------   ----------   ---------
          (0.33)          (0.62)     (0.60)       (0.64)       (0.58)      (0.86)
     ----------       ---------   --------    ---------   ----------   ---------
          (0.03)           0.12      (0.22)        0.60        (1.04)      (0.11)
     ----------       ---------   --------    ---------   ----------   ---------
     $    10.15       $   10.18   $  10.06    $   10.28   $     9.68   $   10.72
     ==========       =========   ========    =========   ==========   =========


           2.97%**         7.63%      3.88%       13.18%       (4.39)%      7.06%


     $  223,491       $ 209,215   $213,750    $ 186,037    $ 212,144   $ 447,359

           6.50%*          6.19%      5.98%        6.39%        5.61%       6.03%
           0.74%*          0.74%      0.75%        0.73%        0.75%       0.80%
           0.94%*          0.94%      0.95%        0.94%        0.95%       1.00%
            118%**          128%       235%         145%         124%        153%

THE GALAXY FUND

Corporate Bond Fund
FINANCIAL HIGHLIGHTS
For a Share outstanding throughout each period.

Trust Shares

                                                          Six months ended      Years ended October 31,    Period ended
                                                           April 30, 1998     -------------------------     October 31,
                                                            (unaudited)          1997            1996         1995(1)
                                                           -------------      ----------     ----------     -----------
Net Asset Value, Beginning of Period .....................  $   10.63          $  10.53      $   10.74       $   10.00
                                                            ---------          --------      ---------       ---------

Income from Investment Operations:
   Net investment income (A) .............................       0.35              0.66           0.64            0.61
   Net realized and unrealized gain (loss) on investments       (0.02)             0.11          (0.13)           0.74
                                                            ---------          --------      ---------       ---------
      Total from Investment Operations: ..................       0.33              0.77           0.51            1.35
                                                            ---------          --------      ---------       ---------
Less Dividends:
   Dividends from net investment income ..................      (0.35)            (0.66)         (0.64)          (0.61)
   Dividends from net realized capital gains .............         --             (0.01)         (0.08)             --
                                                            ---------          --------      ---------       ---------
      Total Dividends: ...................................      (0.35)            (0.67)         (0.72)          (0.61)
                                                            ---------          --------      ---------       ---------
Net increase (decrease) in net asset value ...............      (0.02)             0.10          (0.21)           0.74
                                                            ---------          --------      ---------       ---------
Net Asset Value, End of Period ...........................  $   10.61          $  10.63      $   10.53       $   10.74
                                                            =========          ========      =========       =========

Total Return .............................................       3.05%**           7.56%          5.00%          13.85%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ........................  $  88,871          $ 91,728      $ 107,728        $ 37,391
Ratios to average net assets:
   Net investment income including
      reimbursement/waiver ...............................       6.64%*            6.27%          6.13%           6.61%*
   Operating expenses including
      reimbursement/waiver ...............................       0.82%*            0.80%          0.85%           1.06%*
   Operating expenses excluding
      reimbursement/waiver ...............................       1.02%*            1.00%          1.05%           1.26%*
Portfolio Turnover Rate ..................................         91%**             37%            84%             41%**

---------------------------------------------------------------
*    Annualized
**   Not Annualized
(1)  The Fund commenced operations on December 12, 1994.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the six months ended April 30, 1998 (unaudited) and the years ended October 31, 1997 and 1996 and the period ended October 31, 1995 were $0.34, $0.64, $0.62 and $0.57, respectively.

                       See Notes to Financial Statements.

THE GALAXY FUND

High Quality Bond Fund
FINANCIAL HIGHLIGHTS
For a Share outstanding throughout each period.

 Retail A Shares

                                                        Six months ended                  Years ended October 31,
                                                        April 30, 1998   --------------------------------------------------------
                                                          (unaudited)       1997        1996        1995       1994      1993(1)
                                                         -------------    ---------   ---------   ---------  --------   ---------
 Net Asset Value, Beginning of Period ...................  $   10.70      $   10.47    $  10.63   $    9.54  $  11.37    $  10.60
                                                           ---------      ---------    --------   ---------  --------    --------

 Income from Investment Operations:
   Net investment income (A) ............................       0.29           0.60        0.59        0.62      0.64        0.66
   Net realized and unrealized gain (loss) on investments       0.05           0.23       (0.16)       1.09     (1.56)       0.93
                                                           ---------      ---------    --------   ---------  --------    --------
         Total from Investment Operations: ..............       0.34           0.83        0.43        1.71     (0.92)       1.59
                                                           ---------      ---------    --------   ---------  --------    --------
 Less Dividends:
   Dividends from net investment income .................      (0.29)         (0.60)      (0.59)      (0.62)    (0.64)      (0.66)
   Dividends from net realized capital gains ............         --             --          --          --        --       (0.16)
   Dividends in excess of net realized capital gains ....         --             --          --          --     (0.27)         --
                                                           ---------      ---------    --------   ---------  --------    --------
         Total Dividends: ...............................      (0.29)         (0.60)      (0.59)      (0.62)    (0.91)      (0.82)
                                                           ---------      ---------    --------   ---------  --------    --------
 Net increase (decrease) in net asset value .............       0.05           0.23       (0.16)       1.09     (1.83)       0.77
                                                           ---------      ---------    --------   ---------  --------    --------
 Net Asset Value, End of Period .........................  $   10.75      $   10.70    $  10.47   $   10.63  $   9.54    $  11.37
                                                           =========      =========    ========   =========  ========    ========

 Total Return(2) ........................................       3.22%**        8.22%       4.24%      18.46%    (8.41)%     15.63%

 Ratios/Supplemental Data:
 Net Assets, End of Period (000's) ......................  $  35,339      $  27,950    $ 30,984   $  30,093  $ 26,654    $162,594
 Ratios to average net assets:
   Net investment income including
      reimbursement/waiver ..............................       5.42%*         5.73%       5.66%       6.16%     6.25%       5.98%
   Operating expenses including
      reimbursement/waiver ..............................       1.02%*         1.01%       1.07%       1.02%     0.81%       0.76%
   Operating expenses excluding
      reimbursement/waiver ..............................       1.22%*         1.21%       1.28%       1.26%     1.02%       0.96%
 Portfolio Turnover Rate ................................        149%**         182%        163%        110%      108%        128%

 *  Annualized.
 ** Not Annualized.
(1) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail A Shares and Trust Shares.
(2) Calculation does not include the effect of any sales charge for Retail A Shares.
(A) Net investment income per share for Retail A Shares before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the six months ended April 30, 1998 (unaudited) and for the years ended October 31, 1997, 1996, 1995, 1994 and 1993 were $0.28, $0.58, $0.57, $0.59,
    $0.62 and $0.63, respectively.

                       See Notes to Financial Statements.

THE GALAXY FUND

High Quality Bond Fund
FINANCIAL HIGHLIGHTS
For a Share outstanding throughout each period.

 Trust Shares

                                                        Six months ended                   Years ended October 31,
                                                         April 30, 1998    --------------------------------------------------------
                                                          (unaudited)        1997        1996        1995        1994      1993(1)
                                                          -------------   ---------   ---------    ---------  ---------  ---------
  Net Asset Value, Beginning of Period ..................   $   10.70     $   10.47   $   10.63    $    9.54  $   11.37   $  10.60
                                                            ---------     ---------   ---------    ---------  ---------   --------

 Income from Investment Operations:
   Net investment income (A) ............................        0.30          0.61        0.62         0.64       0.65       0.66
   Net realized and unrealized gain (loss) on investments        0.05          0.23       (0.16)        1.09      (1.56)      0.93
                                                            ---------     ---------   ---------    ---------  ---------   --------
         Total from Investment Operations: ..............        0.35          0.84        0.46         1.73      (0.91)      1.59
                                                            ---------     ---------   ---------    ---------  ---------   --------
 Less Dividends:
   Dividends from net investment income .................       (0.30)        (0.61)      (0.62)       (0.64)     (0.65)     (0.66)
   Dividends from net realized capital gains ............          --            --          --           --         --      (0.16)
   Dividends in excess of net realized capital gains ....          --            --          --           --      (0.27)        --
                                                            ---------     ---------   ---------    ---------  ---------   --------
         Total Dividends: ...............................       (0.30)        (0.61)      (0.62)       (0.64)     (0.92)     (0.82)
                                                            ---------     ---------   ---------    ---------  ---------   --------
 Net increase (decrease) in net asset value .............        0.05          0.23       (0.16)        1.09      (1.83)      0.77
                                                            ---------     ---------   ---------    ---------  ---------   --------
 Net Asset Value, End of Period .........................   $   10.75     $   10.70   $   10.47    $   10.63  $    9.54   $  11.37
                                                            =========     =========   =========    =========  =========   ========

 Total Return(3)                                                 3.29%**       8.36%       4.46%       18.66%     (8.39)%    15.63%

 Ratios/Supplemental Data:
 Net Assets, End of Period (000's)                          $ 197,226     $ 182,398   $ 149,075    $ 134,631  $ 118,776   $162,594
 Ratios to average net assets:
   Net investment income including reimbursement/waiver .        5.59%*        5.88%       5.88%        6.33%      6.28%      5.98%
   Operating expenses including reimbursement/waiver ....        0.87%*        0.87%       0.85%        0.85%      0.78%      0.76%
   Operating expenses excluding reimbursement/waiver ....        1.07%*        1.09%       1.06%        1.07%      0.98%      0.96%
 Portfolio Turnover Rate ................................         149%**        182%        163%         110%       108%       128%

----------------------------------------------------------
*   Annualized
**  Not Annualized
(1) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail A Shares and Trust Shares.
(2) The Fund began offering Retail B Shares on March 4, 1996.
(3) Calculation does not include sales charge for Retail B Shares.
(A) Net investment income per share for Trust Shares before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the six months ended April 30, 1998 (unaudited) and the years ended October 31, 1997, 1996, 1995, 1994 and 1993 were $0.29, $0.59, $0.60, $0.62, $0.63 and $0.63, respectively. Net investment income per share for Retail B Shares before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the six months ended April 30, 1998 (unaudited) and the years ended October 31, 1997 and 1996 were $0.25, $0.51 and $0.34, respectively.

                       See Notes to Financial Statements.

 Retail B Shares

   Six months ended      Year ended     Period ended
    April 30, 1998       October 31,     October 31,
      (unaudited)           1997           1996(2)
     -------------      ------------    ------------
     $  10.70           $   10.47         $  10.72
     --------           ---------         --------


         0.26                0.53             0.36
         0.05                0.24            (0.25)
     --------           ---------         --------
         0.31                0.77             0.11
     --------           ---------         --------

        (0.26)              (0.54)           (0.36)
           --                  --               --
           --                  --               --
     --------           ---------         --------
        (0.26)              (0.54)           (0.36)
     --------           ---------         --------
         0.05                0.23            (0.25)
     --------           ---------         --------
     $  10.75           $   10.70         $  10.47
     ========           =========         ========


         2.95%**             7.59%            1.14%**


     $  3,385           $   1,998         $    646

         4.78%*              5.07%            5.34%*
         1.63%*              1.69%            1.60%*
         1.83%*              1.95%            1.81%*
          149%**              182%             163%

THE GALAXY FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. Organization

  The Galaxy Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of the date of this report, the Trust offered twenty-six managed investment portfolios. The accompanying financial statements and financial highlights are those of the Short-Term Bond, Intermediate Government Income, Corporate Bond and High Quality Bond Funds (individually, a "Fund", collectively, the "Funds") only.

  The Short-Term Bond and High Quality Bond Funds are authorized to issue three series of shares (Trust Shares, Retail A Shares and Retail B Shares). The Intermediate Government Income and Corporate Bond Funds are authorized to issue two series of shares (Trust Shares and Retail A Shares). Currently, the Short-Term Bond and High Quality Bond Funds offer all three series of shares, the Intermediate Government Income Fund offers Trust Shares and Retail A Shares and the Corporate Bond Fund offers Trust Shares only. Trust Shares, Retail A Shares and Retail B Shares are substantially the same except that (i) Retail A Shares are subject to a maximum 3.75% front-end sales charge, (ii) Retail B Shares are subject to a maximum 5.00% contingent deferred sales charge, and
(iii) each series of shares bears the following series specific expenses: distribution fees and/or shareholder servicing fees and transfer agency charges. Six years after purchase, Retail B Shares will convert automatically to Retail A Shares.

2. Significant Accounting Policies

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of their financial statements.

  Portfolio Valuation: Investment securities are valued by an independent pricing service approved by the Trust's Board of Trustees. When, in the judgment of the service, quoted bid prices are readily available and are representative of the bid side of the market, investments are valued at the mean between quoted bid prices and asked prices. Other investments are carried at fair value as determined by the service based on methods which include consideration of yields or prices of bonds of comparable quality, coupon maturity and type; indications as to values from dealers; and general market conditions. Short-term obligations that mature in 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Trust. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

  Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income is recorded on the accrual basis. Investment income and realized and unrealized gains and losses are allocated to the separate series of a Fund based upon the relative net assets of each series.

  Dividends to Shareholders: Dividends from net investment income are determined separately for each series and are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

  Income dividends and capital gain dividends are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

  Federal Income Taxes: The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending October 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is recorded.

  Repurchase Agreements: Each Fund may engage in repurchase agreement transactions with institutions that the Trust's investment advisor has determined are creditworthy pursuant to guidelines established by the Trust's Board of Trustees. Each repurchase agreement transaction is recorded at cost plus accrued interest. Each Fund requires that the securities collateralizing a repurchase agreement transaction be transferred to the Trust's custodian in a manner that is intended to enable the Fund to

THE GALAXY FUND

NOTES TO FINANCIAL STATEMENTS (continued) (unaudited)

obtain those securities in the event of a counterparty default. The value of the collateral securities is monitored daily to ensure that the value of the collateral, including accrued interest, equals or exceeds the repurchase price. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

  Expenses: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund of the Trust are allocated among the respective funds.

  In addition, expenses of a Fund not directly attributable to the operations of a particular series of shares of the Fund are allocated to the separate series based upon the relative net assets of each series. Operating expenses directly attributable to a series of shares of a Fund are charged to the operations of that series.

  Organization Costs: Each Fund bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its initial shares for distribution under Federal and state securities laws. All such costs are deferred and amortized using the straight-line method over a period of five years beginning with the commencement of each Fund's operations. In the event that any of the initial shares purchased by a Fund's sponsor are redeemed during such period by any holder thereof, the Fund involved will be reimbursed by such holder for any unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

3. Investment Advisory, Administration, Distribution, Shareholder Services and Other Fees

  The Trust and Fleet Investment Advisors Inc. (the "Investment Advisor"), an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., are parties to an investment advisory agreement under which the Investment Advisor provides services for a fee, computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of each Fund (See Note 4).

  The Trust and First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, are parties to an administration agreement under which Investor Services Group (the "Administrator") provides services for a fee, computed daily and paid monthly, at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust (whose financial statements are provided in separate reports), 0.085% of the next $2.5 billion of combined average daily net assets and 0.075% of combined average daily net assets over $5 billion.

  In addition, Investor Services Group also provides certain fund accounting, custody administration and transfer agency services pursuant to certain fee arrangements. Pursuant to these fee arrangements, Investor Services Group compensates the Trust's custodian bank, The Chase Manhattan Bank, for its services.

  First Data Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of Investor Services Group and an indirect wholly-owned subsidiary of First Data Corporation, serves as the distributor of the Trust's shares.

  The Trust has adopted a shareholder services plan ("Services Plan") with respect to Retail A Shares and Trust Shares of the Funds. Currently, the Services Plan has not been implemented with respect to the Funds' Trust Shares. The Services Plan provides compensation to institutions (including and currently limited to Fleet Bank and its affiliates) which provide administrative and support services to their customers who beneficially own Retail A Shares at an aggregate annual rate not to exceed 0.30% of the average daily net asset value of the outstanding Retail A Shares of each Fund beneficially owned by such customers. The Trust, under the direction of the Board of Trustees, is currently limiting fees payable under the Services Plan with respect to each Fund to an aggregate annual rate not to exceed 0.15% of the average daily net asset value of the outstanding Retail A Shares beneficially owned by such customers.

  The Trust has adopted a distribution and services plan (the "12b-1 Plan") with respect to Retail B Shares of the Short-Term Bond and High Quality Bond Funds. Under the 12b-1 Plan, the Trust may pay (i) the Distributor or another person for expenses and activities primarily intended to result in the sale of Retail B Shares, (ii) institutions for shareholder liaison services and (iii) institutions for administrative support services. Currently, payments under the 12b-1 Plan for distribution services are being made solely to broker-dealer affiliates of Fleet Bank and payments under the 12b-1 Plan for shareholder liaison and administrative support services are being made solely to Fleet Bank and its affiliates. Payments for distribution expenses may not exceed an annual rate of 0.65% of the average daily net assets attributable to each of the Funds' outstanding Retail B Shares. The fees paid

THE GALAXY FUND

NOTES TO FINANCIAL STATEMENTS (continued) (unaudited)

for shareholder liaison services and administrative support services may not exceed the annual rates of 0.15% and 0.15%, respectively, of the average daily net assets attributable to each of the Funds' outstanding Retail B Shares owned of record or beneficially by the customers of institutions. The Trust, under the direction of the Board of Trustees, is currently limiting each Fund's payments for shareholder liaison and administrative support services under the 12b-1 Plan to an aggregate fee of not more than 0.15% of the average daily net asset value of Retail B Shares owned of record or beneficially by the customers of institutions. For the six months ended April 30, 1998, the Funds paid fees under the Services Plan and 12b-1 Plan as follows:

                                                  12b-1 Plan
                               Services          -------------
 Fund                            Plan        Services   Distribution
 ----                            ----        --------   ------------
Short-Term Bond ...........   $ 20,449        $  689      $ 2,987
Intermediate
  Government Income .......     48,221           N/A          N/A
High Quality Bond .........     23,151         2,045        8,860

  Retail A Shares, Retail B Shares and Trust Shares of the Funds each bear series specific transfer agent charges based upon the number of shareholder accounts for each series. In addition, Trust Shares also bear additional transfer agency fees in order to compensate Investor Services Group for payments made to Fleet Bank, an affiliate of the Investment Advisor, for performing certain sub-accounting and administrative functions on a per account basis with respect to Trust Shares held by defined contribution plans. These additional fees are based on the number of shareholder accounts. For the six months ended April 30, 1998, transfer agent charges for each series were as follows:

 Fund                     Retail A      Retail B       Trust
 ----                     --------      --------       -----
Short-Term Bond ........  $20,355        $  804     $  8,078
Intermediate
   Government Income ...   54,401           N/A       35,270
Corporate Bond .........       --           N/A       27,985
High Quality Bond ......   24,137         1,675      154,970

  Certain officers of the Trust may be officers of the Administrator. Such officers receive no compensation from the Trust for serving in their respective roles. No officer, director or employee of the Investment Advisor serves as an officer, trustee or employee of the Trust. Effective March 5, 1998, each Trustee is entitled to receive for services as a trustee of the Trust, The Galaxy VIP Fund ("VIP") and Galaxy Fund II ("Galaxy II") an aggregate fee of $40,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. Prior to March 5, 1998, each Trustee was entitled to receive for services as a trustee of the Trust, VIP and Galaxy II an aggregate fee of $29,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees and the President and Treasurer of the Trust, VIP and Galaxy II are also entitled to additional fees for their services in these capacities. These fees are allocated among the funds of the Trust, VIP and Galaxy II, based on their relative net assets.

  Each Trustee is eligible to participate in The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (the "Plan"), an unfunded, non-qualified deferred compensation plan. The Plan allows each Trustee to defer receipt of all or a percentage of fees which otherwise would be payable for services performed.

  Expenses for the six months ended April 30, 1998 include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is Secretary to the Trust.

4. Waiver of Fees

  Fleet and/or its affiliates and/or Investor Services Group voluntarily agreed to waive a portion of their fees and/or reimburse the Funds for certain expenses so that total expenses would not exceed certain expense limitations established for each Fund. The respective parties, at their discretion, may revise or discontinue the voluntary fee waivers and expense reimbursements at any time. For the six months ended April 30, 1998, the waived fees and/or reimbursed expenses with respect to the Funds are as follows:

Fund                          Fees Waived
----                          -----------
Short-Term Bond ............  $   72,864
Intermediate
  Government Income ........     277,895
Corporate Bond .............      90,205
High Quality Bond ..........     222,949

5. Shares of Beneficial Interest

  The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001. Shares of the Trust are currently classified into twenty-seven classes of shares each consisting of one or more series including: Class L - Series 1 Shares (Trust Shares), Class L - Series 2 Shares (Retail A Shares) and Class L - Series 3 Shares (Retail B Shares) - Short-Term Bond Fund; Class D Shares (Trust Shares) and Class D - Special Series 1 Shares (Retail A Shares) - Intermediate Government Income Fund; Class T - Series 1 Shares (Trust Shares)

THE GALAXY FUND

NOTES TO FINANCIAL STATEMENTS (continued) (unaudited)

and Class T - Series 2 Shares (Retail A Shares) - Corporate Bond Fund; and Class J - Series 1 Shares (Trust Shares), Class J - Series 2 Shares (Retail A Shares) and Class J - Series 3 Shares (Retail B Shares) - High Quality Bond Fund.

  Each share represents an equal proportionate interest in the respective Fund, bears the same fees and expenses (except that Retail A Shares bear the expense of payments under the Services Plan, Retail B Shares bear the expense of payments under the 12b-1 Plan and Retail A Shares, Retail B Shares and Trust Shares each bear series specific transfer agent charges) and are entitled to such dividends and distributions of income earned as are declared at the discretion of the Trust's Board of Trustees.

  Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

6.  Purchases and Sales of Securities

  The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended April 30, 1998 were as follows:

Fund
Purchases                   Government            Other
---------                   ----------            -----
Short-Term Bond........... $  28,549,362     $ 23,891,569
Intermediate
  Government Income.......   280,990,666       49,756,027
Corporate Bond............    40,447,948       38,863,142
High Quality Bond.........   283,135,155       62,700,432

Fund
Sales
-----
Short-Term Bond...........    34,467,322       26,291,605
Intermediate
  Government Income.......   270,926,877       52,363,471
Corporate Bond............    42,076,323       39,611,882
High Quality Bond.........   266,492,103       59,723,962

  The aggregate gross unrealized appreciation and depreciation, net unrealized appreciation (depreciation), and cost for all securities as computed on a Federal income tax basis at April 30, 1998 for each Fund is as follows:

Fund                     Appreciation   (Depreciation)
----                     ------------   --------------
Short-Term Bond.......... $  339,147     $  (172,958)
Intermediate Government
  Income.................  3,401,053        (976,913)
Corporate Bond...........  1,236,825        (734,553)
High Quality Bond........  5,827,431        (360,418)

Fund                            Net          Cost
----                            ---          ----
Short-Term Bond.......... $  166,189    $ 70,701,818
Intermediate Government
  Income.................  2,424,140     290,730,362
Corporate Bond...........    502,272      86,720,924
High Quality Bond........  5,467,013     229,160,586

  At October 31, 1997 the following Funds had capital loss carryforwards:

  Fund                       Amount           Expiration
  ----                       ------           ----------
Short-Term Bond.......... $  166,802            2000
                           1,797,977            2001
                           2,843,359            2002
                           1,206,932            2003
                              10,917            2004
                               9,409            2005
Intermediate
  Government Income......    480,329            2001
                          20,986,933            2002
                           3,291,626            2003
                           2,479,060            2004
Corporate Bond...........     73,972            2001
                           1,153,008            2002
                           1,309,536            2003
                             450,363            2005
High Quality Bond........  2,899,174            2003

SHAREHOLDER
SERVICES

AUTOMATIC INVESTMENT PROGRAM

The Golden Rule of investing is "pay yourself first." That is easy to do with Galaxy's Automatic Investment Program. For as little as $50 per month deducted directly from your checking savings or bank money market account, you can consistently and conveniently add to your Galaxy investment. When you establish an Automatic Investment Program, the $2,500 initial investment requirement for Galaxy is waived. Of course, such a program does not assure a profit and does not protect against loss in a declining market.

DIVERSIFICATION

A fundamental investment practice is "diversification." A well-balanced asset allocation plan may help to control your risk while pursuing your goals. Many mutual funds offer a low-cost way to diversify your investments while you benefit from professional management. Galaxy's comprehensive array of investment choices can be used in combination to match the needs of nearly everyone.

EXCHANGE PRIVILEGES

As your investment needs change, you can conveniently exchange your shares in one fund for shares in another fund at no cost (as long as you exchange within the same share class).

QUARTERLY MAGAZINE

Service also means giving you the practical information you need, in language you can understand, to make smart investment decisions. The quarterly magazine, Galaxy Observer, brings news, strategies and simple, straight-forward explanations of investment basics and terminology.

CONSOLIDATED STATEMENTS

Timely, comprehensive mutual fund account statements offer detailed information on your individual account. If you have a Fleet One, Fleet Gold or a Fleet Private Banking Account, your Galaxy Fund information can be added to these statements.

24-HOUR ACCESS TO REGISTERED REPRESENTATIVES

24 hours a day, seven days a week, 365 days a year, we are ready and available to help. Our toll-free telephone lines offer round-the-clock access to Fund information and service. Call 1-800-628-0414 for information on initial purchases and current performance.

CUSTOMER SERVICE

Quality customer service is only a phone call away. Call 1-800-628-0414 between 9 a.m. and 5 p.m. to arrange bank wires, or to make telephone exchanges and redemptions.

In addition, Galaxy's state-of-the-art InvestConnect automated voice response system is available to serve you 24-hours a day, seven days a week by calling 1-800-628-0414 Option 1.

------------------------------------------------------------------------------
Certain shareholder services may not be available for Trust Share investors. Please consult your Fund Prospectus.
* Shares of the Funds are distributed through First Data Distributors, Inc., member NASD and SIPC. Investment Specialists are registered representatives of FIS Securities, Inc., Fleet Enterprises, Inc., or Quick & Reilly, members NASD and SIPC.

[SIDEBAR]
"A well-balanced asset allocation plan may help to control your risk while pursuing your goals."
[END SIDEBAR]

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

[INSIDE BACK COVER]
                                    TRUSTEES
                                  AND OFFICERS
                              Dwight E. Vicks, Jr.
                              Chairman and Trustee

                                 John T. O'Neill
                              President, Treasurer
                                   and Trustee

                                Louis DeThomasis,
                                  F.S.C., Ph.D.
                                     Trustee

                                Donald B. Miller
                                     Trustee

                                  James M. Seed
                                     Trustee

                               Bradford S. Wellman
                                     Trustee

                                    W. Bruce
                               McConnel, III, Esq.
                                    Secretary

                                  Jylanne Dunne
                                Vice President &
                               Assistant Treasurer

                               INVESTMENT ADVISOR
                                Fleet Investment
                                  Advisors Inc.
                                 75 State Street
                                   Boston, MA
                                      02109

                                   DISTRIBUTOR
                                   First Data
                               Distributors, Inc.
                               4400 Computer Drive
                                  Westborough,
                               Massachusetts 01581

                                  ADMINISTRATOR
                    First Data Investor Services Group, Inc.
                               4400 Computer Drive
                                  Westborough,
                            Massachusetts 01581-5108

This report is submitted for the general information of shareholders of The Galaxy Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the Fund, which contains more information concerning the Fund's investment policies, as well as fees and expenses and other pertinent information. Read the prospectus carefully before you invest.

Shares of the Funds are not bank deposits or obligations of, or guaranteed or endorsed by, Fleet Financial Group, Inc. or any of its affiliates, Fleet Investment Advisors Inc., or any Fleet bank. Shares of the Funds are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment return and principal value will vary as a result of market conditions or other factors so that shares of the Funds, when redeemed, may be worth more or less than their original cost. An investment in the Funds involves investment risks, including the possible loss of principal amount invested.

                                 [RECYCLE LOGO]
                   This report was printed on recycled paper.

[BACK COVER]

[LOGO GALAXY FUNDS]

4400 Computer Drive
Box 5108
Westborough, MA 01581-5108


[INDICIA]

BULK RATE
U.S. POSTAGE
PAID
PERMIT NO. 54201
BOSTON, MA

FN-080 (4/98) Date of first use 7/1/98